As filed with the Securities and Exchange Commission on January 9, 2015

1933 Act File No. 333-200455

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 1	[ X ]

EAGLE SERIES TRUST
880 Carillon Parkway
St. Petersburg, FL 33716
Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:
KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

It is proposed that this filing will become effective immediately, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

Title of Securities Being Offered: Class A, Class C, Class I, Class R-3, Class R-5 and Class R-6 shares of the Eagle Smaller Company Fund.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

EAGLE SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Letter to Shareholders of Eagle Small Cap Stock Fund (the “Target Fund”), a series of Eagle Series Trust, a Massachusetts business trust (the “Trust”)
Questions and Answers for Shareholders of Target Fund
Part A of Form N-14; Combined Prospectus/Information Statement regarding the reorganization of the Target Fund into Eagle Smaller Company Fund (the “Acquiring Fund”), a series of the Trust
Part B of Form N-14; Combined Statement of Additional Information regarding the reorganization of the Target Fund into the Acquiring Fund
Part C of Form N-14
Signature Page
Exhibit Index
Exhibits

Eagle Series Trust – Small Cap Stock Fund
880 Carillon Parkway
St. Petersburg, FL 33716
January 9, 2015

Dear Valued Shareholder:
At a meeting held on November 14, 2014, the Board of Trustees of the Eagle Series Trust (“Trust”) (“Board”) approved the reorganization of the Eagle Small Cap Stock Fund (“Small Cap Stock”) into Eagle Smaller Company Fund (“Smaller Company”) (each, a “Fund” and, collectively, the “Funds”) (the “Reorganization”), both of which are series of the Trust:

Acquired Fund will be reorganized into Acquiring Fund
Small Cap Stock	Smaller Company

The Reorganization will take effect on or about February 20, 2015.  No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account.  At the time of the Reorganization, shareholders of Small Cap Stock automatically will become shareholders of Smaller Company, receiving shares of Smaller Company having an aggregate net asset value equal to the shareholder’s investment in Small Cap Stock.
Both Funds are managed by Eagle Asset Management, Inc. (“Eagle”) and have substantially similar investment objectives, policies and risks, but different investment strategies.  Accordingly, the Reorganization will result in no material changes to Small Cap Stock’s investment objective, policies or risks, though its investment strategies will change.  The attached Combined Prospectus and Information Statement contains further information regarding the Reorganization and Smaller Company.  Please read it carefully.
The Board believes that the Reorganization will benefit Small Cap Stock and its shareholders as a result of the  Smaller Company’s longer performance record and larger asset base.  Smaller Company has identical contractual expense caps as Small Cap Stock, which Eagle has agreed to maintain until February 29, 2016.  Currently, Smaller Company’s annual fund operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) are slightly higher than Small Cap Stock’s Net Expenses.  However, Eagle believes that the Net Expenses of Small Cap Stock would have increased in the short-term.  Eagle also believes that, after the Reorganization, Small Company will achieve economies of scale that will lower Smaller Company’s Net Expenses over time.  Further, the Reorganization is not expected to result directly in any adverse tax consequences or changes in account values for shareholders, though Small Cap Stock shareholders may receive taxable distributions of net capital gain shortly before the Reorganization.  No sales load, commission or other fee will be imposed on shareholders in connection with the tax-free exchange of their shares.  Detailed information regarding the Reorganization is contained in the enclosed materials.  If you have any questions regarding the Reorganization, please call Eagle Family of Funds toll-free at 800.421.4184.
Sincerely,

Richard Rossi
President of Eagle Family of Funds

Questions and Answers

Q.              What is happening?  Why did I get this document?
A.              The Board of Trustees (“Board”) of Eagle Series Trust (“Trust”), has approved the reorganization of the Eagle Small Cap Stock Fund (“Small Cap Stock”) into the Eagle Smaller Company Fund (“Smaller Company”) (the “Reorganization”).  Small Cap Stock and Smaller Company (each, a “Fund” and, collectively, the “Funds”) are series of the Trust.  Please see below for more information comparing the Funds’ investment objectives, strategies and policies.

You are receiving this document because, as of December 15, 2014, you were a shareholder of Small Cap Stock.  Pursuant to the Plan of Reorganization and Termination (“Plan”), upon closing of the transaction, your shares of Small Cap Stock will convert to shares of Smaller Company with an aggregate net asset value (“NAV”) equal to your Small Cap Stock shares as of the close of business on the day of the closing of the Reorganization, which currently is scheduled to take place on or about February 20, 2015 (“Effective Date”).

Q.              What is this document?
A.              This document is a Combined Prospectus and Information Statement (“Information Statement”) for Small Cap Stock and Smaller Company.  This Information Statement contains information the shareholders of Small Cap Stock should know prior to the Reorganization.  You should retain this document for future reference.

Q.              What is the Reorganization?
A.              The Reorganization discussed in this Information Statement will reorganize Small Cap Stock into Smaller Company on or about the Effective Date.   The Funds have substantially similar investment objectives and policies, although they employ different investment strategies to reach those objectives.  Accordingly, the Reorganization will result in no material changes to Small Cap Stock’s investment objective, policies or risks, though its investment strategies will change.  Eagle Asset Management, Inc. (“Eagle”) uses a core value investment style to manage both Funds.  The principal difference between the Funds’ investment strategies is that Small Cap Stock’s definition of a “small capitalization company” includes companies with larger market capitalizations than Smaller Company’s definition of a small capitalization company, though none of the issuers whose securities Small Cap Stock holds exceeds Smaller Company’s lower market capitalization ceiling. Nevertheless, because the capitalization of what are generally considered as small capitalization companies has increased since Smaller Company’s definition thereof was established, Smaller Company’s definition of a small capitalization company will be modified, effective March 1, 2015, to provide Smaller Company with the flexibility to invest in a larger universe of small capitalization companies. The revised definition will be consistent with that of Small Cap Stock.  Please see below for more information comparing the investment objectives, strategies, policies and risks of the Funds.

Q.              How will this affect me as a shareholder?
A.               Shareholders of Small Cap Stock will become shareholders of Smaller Company on the Effective Date.  No sales charges or other fees, other than those described below, will be imposed in connection with the Reorganization.  In addition, the Funds’ procedures for purchasing, redeeming and exchanging shares are identical.

                 If you own Class A shares of Small Cap Stock, you will receive Class A shares of Smaller Company.  The initial sales charge will not apply to Class A shares you receive in connection with the Reorganization.  Purchases you make of Class A shares of Smaller Company after consummation of the Reorganization will be subject to an initial sales charge.  If your Class A shares of Small Cap Stock are subject to a contingent deferred sales charge (“CDSC”), the CDSC will apply to your redemption of the Class A shares of Smaller Company you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to a redemption of the Class A shares of Smaller Company you acquire in the Reorganization, those Class A shares of Smaller Company will continue to age from the date you purchased the Small Cap Stock Class A shares that were converted in the Reorganization.

                 If you own Class C shares of Small Cap Stock, you will receive Class C shares of Smaller Company.  The CDSC applicable to the Small Cap Stock Class C shares will apply to your redemption of the Class C shares of Smaller Company you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to any redemption of the Class C shares of Smaller Company you acquire in the Reorganization, those Class C shares of Smaller Company will continue to age from the date you purchased the Small Cap Stock Class C shares that were converted in the Reorganization.

                 If you own Class I shares of Small Cap Stock, you will receive Class I shares of Smaller Company in the Reorganization.  If you own Class R-3 shares of Small Cap Stock, you will receive Class R-3 shares of Smaller Company in the Reorganization.  If you own Class R-5 shares of Small Cap Stock, you will receive Class R-5 shares of Smaller Company in the Reorganization.  If you own Class R-6 shares of Small Cap Stock, you will receive Class R-6 shares of Smaller Company in the Reorganization.  Class I, Class R-3, Class R-5 and Class R-6 shares of both Small Cap Stock and Smaller Company have neither a front-end sales charge nor a CDSC.

Q.            After the Reorganization, will I own the same number of shares?
A.              The aggregate value of your investment will not change as a result of the Reorganization.  It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of Smaller Company, which is likely to be different from the NAV per share of Small Cap Stock.

Q.              What if I already own shares of Smaller Company?
A.              If you already own shares of both Small Cap Stock and Smaller Company, the shares exchanged in this Reorganization will be added to your existing account so long as your account in each Fund has the same account number.

Q.              Do the Portfolio Managers who manage Small Cap Stock also manage Smaller Company?
A.            Yes.  The same individuals currently manage Small Cap Stock and Smaller Company.  Prior to October 20, 2014, Smaller Company was managed by a subadviser.  Upon the termination of the subadvisory agreement between Eagle and the subadviser, the portfolio managers of Small Cap Stock assumed day-to-day responsibility for the management of Smaller Company’s portfolio.

Q.              Will my expenses increase pursuant to the Reorganization?
A.              Yes.  Currently, Smaller Company’s annual fund operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) are slightly higher than Small Cap Stock’s Net Expenses.  However, Eagle believes that the Net Expenses of Small Cap Stock would have increased in the short-term.  Eagle also believes that, after the Reorganization, Small Company will achieve economies of scale that will lower Smaller Company’s Net Expenses over time. Smaller Company has identical contractual expense caps as Small Cap Stock, which Eagle has agreed to maintain until February 29, 2016.

Q.              What are the tax consequences of the Reorganization?
A.              The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  However, in the event that certain of the assets of Small Cap Stock are sold before they are transferred to Smaller Company, Small Cap Stock could recognize net capital gain that would be taxable to shareholders when distributed to them before the Reorganization.  Eagle does not anticipate selling any assets of Small Cap Stock in connection with the Reorganization.  However, this expectation could change in certain circumstances, including, for example, in response to significant market events.

Q.              Can I still purchase shares of Small Cap Stock until the Reorganization?
A.              You may continue to purchase shares of Small Cap Stock through January 16, 2015.  As a result of the Reorganization, effective January 17, 2015, Small Cap Stock will no longer accept purchases or exchanges of shares.

Q.             Will I need to open an account in Smaller Company prior to the Reorganization?
A.              No.  An account will be set up in your name and your shares of Small Cap Stock automatically will be converted to corresponding shares of Smaller Company.  You will receive confirmation of this transaction following the Reorganization.

Q.             What if I want to exchange my shares into another Eagle Fund prior to the Reorganization?
A.              You may exchange your shares into another Fund in the Eagle Family of Funds before the Effective Date in accordance with your pre-existing exchange privileges.  If you choose to exchange your shares of Small Cap Stock for another Fund in the Eagle Family of Funds, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account.  Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.

Q.             Who is paying the costs of the Reorganization?
A.              Eagle, the Funds’ investment adviser, will pay all the costs associated with the Reorganization (other than brokerage or similar expenses incurred by, or for the benefit of, Small Cap Stock in connection with the Reorganization), though Smaller Company will pay any fees payable to governmental authorities for the registration or qualification of the Smaller Company shares distributable to Small Cap Stock shareholders pursuant to the Reorganization and all related transfer agency costs.

If you have any questions, please call the Eagle Family of Funds toll-free at 800.421.4184.

Combined Prospectus and Information Statement
January 9, 2015

Reorganization of the Assets and Liabilities of the
EAGLE SMALL CAP STOCK FUND,
a series of Eagle Series Trust

By and in Exchange for Shares of and Assumption of Liabilities by the
EAGLE SMALLER COMPANY FUND,
a series of Eagle Series Trust

880 Carillon Parkway
St. Petersburg, FL 33716
(800) 421-4184

This Combined Prospectus and Information Statement (“Information Statement”) contains information you should know about the Plan of Reorganization and Termination (“Plan”) relating to the reorganization of the Eagle Small Cap Stock Fund (“Small Cap Stock”) into the Eagle Smaller Company Fund (“Smaller Company”) (the “Reorganization”).  Each of Small Cap Stock and Smaller Company is referred to as a “Fund” and collectively, the “Funds.”

Small Cap Stock and Smaller Company are series of Eagle Series Trust (“Trust”).   The Trust is a  Massachusetts business trust and is a registered, open-end management investment company.  The investment objective of Small Cap Stock is to seek capital appreciation, and the investment objective of Smaller Company is to seek capital growth.  You should carefully read this Information Statement, which contains important information you should know, and keep it for future reference.

Upon completion of the Reorganization you will become a shareholder of Smaller Company.  You will receive shares of the corresponding class of Smaller Company with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the class of Small Cap Stock shares that you hold as of the close of business on the day of the closing of the Reorganization, which is expected to be February 20, 2015 (“Closing Date”). When the Reorganization is completed, Small Cap Stock will be liquidated and terminated.

This Information Statement sets forth important information that you should know regarding the Reorganization.  You should read and retain this Information Statement for future reference.  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement, which means they are part of this Information Statement for legal purposes:

1. 2.
The Statement of Additional Information dated January 9, 2015, relating to this Information Statement and the Reorganization.

The combined prospectus for the Trust (File Nos. 811-07470), which includes Small Cap Stock and Smaller Company dated March 1, 2014, as supplemented on November 20, 2014 and September 16, 2014.  You should review this prospectus.

3.	The combined Statement of Additional Information for the Funds dated March 1, 2014, as supplemented on May 20, 2014.
4.	The financial statements included in the Annual Report to shareholders of the Funds for the fiscal year ended October 31, 2014.
Small Cap Stock previously sent its Annual Report to its shareholders.  For a free copy of these reports or any of the documents listed above, you may call 1.800.421.4184, send an email to EagleFundServices@eagleasset.com, or write to Small Cap Stock at:

Eagle Small Cap Stock Fund
c/o Eagle Family of Funds
P.O. Box 33022
St. Petersburg, FL 33733
You also may obtain many of these documents by accessing the Internet site for the Funds at  eagleasset.com.  Text-only versions of all the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov.  You can review and copy information regarding the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549.  You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
The SEC has not approved or disapproved these securities or determined if this Information Statement is truthful or complete.  Any representation to the contrary is a criminal offense.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

Shares of each Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Information Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by either Fund or the Trust.

TABLE OF CONTENTS

ABOUT THE REORGANIZATION	3
Summary	3
Considerations Regarding the Reorganization	4
Comparison of Investment Objectives, Strategies and Policies	6
Comparison of Investment Restrictions and Limitations	10
Comparison of Principal Risks	12
Comparison of Fees and Expenses	15
Example of Fund Expenses	18
Comparative Performance Information	18
Capitalization	22
Information Regarding the Reorganization	23
Plan of Reorganization and Termination	23
Reasons for the Reorganization	24
Description of the Securities to be Issued	25
Federal Income Tax Considerations	26
OTHER INFORMATION	27
Investment Adviser	27
Legal Matters	27
Additional Information	27
FINANCIAL HIGHLIGHTS	28
APPENDIX A PLAN OF REORGANIZATION AND TERMINATION	A-1
APPENDIX B ADDITIONAL INFORMATION	B-1
APPENDIX C FINANCIAL HIGHLIGHTS	C-1

ABOUT THE REORGANIZATION
Summary
The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in the Information Statement.  Due primarily to concerns over asset levels and marketability, Eagle Asset Management, Inc., the investment manager of Small Cap Stock (“Eagle”), recommended to the Board of Trustees of the Trust  (“Board”) the reorganization of Small Cap Stock into Smaller Company.

After careful consideration of a number of factors, the Board voted to approve the reorganization of  Small Cap Stock into Smaller Company.  In the Reorganization, Smaller Company would acquire all of the assets of Small Cap Stock in exchange solely for the assumption of all the liabilities of Small Cap Stock and the issuance of shares of Smaller Company to be distributed pro rata by Small Cap Stock to its shareholders in complete liquidation and termination of Small Cap Stock.  As a result of the Reorganization, each shareholder of Small Cap Stock would become the owner of Smaller Company’s shares having a total aggregate value equal to the total aggregate value of his or her holdings in Small Cap Stock on the Closing Date.
Small Cap Stock and Smaller Company both offer Class A, Class C, Class I, Class R-3, Class R-5 and Class R-6 shares.  Each class of shares of Small Cap Stock has the same purchase, exchange and redemption procedures as the corresponding class of shares of Smaller Company.  Each Small Cap Stock shareholder would receive shares of the same class of Smaller Company having the same aggregate value as such shareholder currently owns.

You will not incur any sales loads or similar transaction charges as a result of the Reorganization.  Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, your original purchase will apply.

The Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (“Independent Trustees”), has concluded that the Reorganization would be in the best interests of Small Cap Stock and its existing shareholders and that the interests of Small Cap Stock’s shareholders would not be diluted as a result of the transactions contemplated by the Reorganization.  Among other things, the Reorganization would give Small Cap Stock’s shareholders the opportunity to participate in a larger fund, managed by the same portfolio management team, with a substantially similar investment objective and investment policies (although with differing investment strategies).  Smaller Company has identical contractual expense caps as Small Cap Stock, which Eagle has agreed to maintain until February 29, 2016.  Currently, Smaller Company’s annual fund operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) are slightly higher than Small Cap Stock’s Net Expenses.  However, Eagle believes that the Net Expenses of Small Cap Stock would have increased in the short-term. Eagle also believes that, after the Reorganization, Small Company will achieve economies of scale that will lower Smaller Company’s Net Expenses over time. See “Reasons for the Reorganization” below for further information.

As a condition to the Reorganization, Small Cap Stock will receive an opinion of counsel that the Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that neither Small Cap Stock nor Smaller Company or their shareholders will recognize any gain or loss as a result of the Reorganization.  See “Federal Income Tax Considerations” below for further information.  However, sales of any of Small Cap Stock’s assets could result in its recognition of net gains that would have to be distributed before the Reorganization and, thus, taxable to its shareholders.
Considerations Regarding the Reorganization
Please note the following information regarding the Reorganization:
•	Smaller Company pursues a substantially similar investment objective as Small Cap Stock. The investment objective of Small Cap Stock is to seek capital appreciation, and the investment objective of Smaller Company is to seek capital growth. Each Fund invests primarily in equity securities of small-capitalization companies.
•	Smaller Company has substantially similar investment policies and risks as Small Cap Stock, but different investment strategies. Accordingly, the Reorganization will result in no material changes to Small Cap Stock’s investment objective, policies or risks, though its investment strategies will change. Eagle uses a core value investment style to manage both Funds. The principal difference between the Funds’ investment strategies is that Small Cap Stock’s definition of a “small capitalization company” includes companies with larger market capitalizations than Smaller Company’s definition of a small capitalization company, though none of the issuers whose securities Small Cap Stock holds exceeds Smaller Company’s lower market capitalization ceiling. Nevertheless, because the capitalization of what are generally considered as small capitalization companies has increased since Smaller Company’s definition thereof was established, Smaller Company’s definition of a small capitalization company will be modified, effective March 1, 2015, to provide Smaller Company with the flexibility to invest in a larger universe of small capitalization companies. The revised definition will be consistent with that of Small Cap Stock. See “Comparison of Investment Objectives, Strategies and Policies” below for further information.
•	Eagle is each Fund’s investment adviser. Small Cap Stock and Smaller Company are managed by the same portfolio management team. Eagle assumed responsibility for the day-to-day management of Smaller Company in connection with the termination of Smaller Company’s subadviser on October 20, 2014.
•	Eagle has reviewed the Funds’ current portfolio holdings and determined that Small Cap Stock’s holdings generally are compatible with Smaller Company’s investment objective and policies. As a result, Eagle believes that all or substantially all of Small Cap Stock’s assets could be transferred to and held by Smaller Company. See “Comparison of Investment Objectives, Strategies and Policies” below for further information.
•	The Class A shares of Smaller Company underperformed Small Cap Stock for the one-year periods ended October 31, 2014 and December 31, 2014. In addition, the Class A shares of Smaller Company underperformed the Fund’s primary and secondary benchmarks, the Russell 2000 Index and the Russell 2500 Index, respectively, for the one- and five-year periods ended October 31, 2014 and December 31, 2014. Similarly, the Class A shares of Small Cap Stock underperformed the Russell 2000 Index for the one-year periods ended October 31, 2014 and December 31, 2014.
•	Smaller Company has identical contractual expense caps as Small Cap Stock. Similar to its agreement with Small Cap Stock, Eagle contractually has agreed to limit Smaller Company’s total annual operating expenses through February 29, 2016. Eagle will benefit from the Reorganization to the extent that it will no longer continue to waive and/or reimburse the operating expenses for Small Cap Stock. However, as a result of the Reorganization, Eagle will forfeit the right to recoup fees waived or expenses reimbursed for Small Cap Stock if annual operating expenses were to fall below the fee cap for the following two years.
•	Currently, Smaller Company’s annual fund operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) are slightly higher than Small Cap Stock’s Net Expenses. However, Eagle believes that the Net Expenses of Small Cap Stock would have increased in the short-term. Eagle also believes that, after the Reorganization, Small Company will achieve economies of scale that will lower Smaller Company’s Net Expenses over time. The interests of the Funds’ shareholders would not be diluted by the Reorganization, because the Reorganization would be effected on the basis of each Fund’s NAV.
•	Eagle will pay all the costs associated with the Reorganization (other than brokerage or similar expenses incurred by or for the benefit of Small Cap Stock in connection with the Reorganization), though Smaller Company will pay any fees payable to governmental authorities for the registration or qualification of the Smaller Company shares distributable to Small Cap Stock shareholders pursuant to the Reorganization and all related transfer agency costs. Costs and any potential capital gains associated with selling holdings in Small Cap Stock are not identifiable at this time.
•	The Reorganization is expected to be a tax-free transaction. However, to the extent that Small Cap Stock has any assets that cannot be held by Smaller Company, those assets will be sold before the Reorganization. The proceeds of those sales will be held in temporary investments or reinvested in assets that qualify to be held by Smaller Company. The possible need for Small Cap Stock to dispose of assets before the Reorganization could result in its selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. Alternatively, these sales could result in Small Cap Stock realizing gains that otherwise would not have been realized, the net proceeds of which would be included in a taxable distribution to its shareholders before the Reorganization.

•	Eagle has determined that each of the securities currently held in Small Cap Stock fit within the investment parameters of Smaller Company. Eagle does not anticipate selling any assets of Small Cap Stock in connection with the Reorganization. However, this expectation could change in certain circumstances, including, for example, in response to significant market events. As such, Eagle cannot state definitively at this time if a taxable distribution related to the Reorganization will occur.
•	The alternative to the Reorganization is the liquidation of Small Cap Stock, which would result in adverse tax consequences to Small Cap Stock shareholders whose shares have appreciated in value.
Comparison of Investment Objectives, Strategies and Policies
Small Cap Stock and Smaller Company have substantially similar investment objectives but pursue these objectives via different strategies.  Accordingly, the Reorganization will result in no material changes to Small Cap Stock’s investment objective, policies or risks, though its investment strategies will change. Eagle uses a core value investment style to manage both Funds.  The principal difference between the Funds’ investment strategies is that Small Cap Stock’s definition of a “small capitalization company” includes companies with larger market capitalizations than Smaller Company’s definition of a small capitalization company, though none of the issuers whose securities Small Cap Stock holds exceeds Smaller Company’s lower market capitalization ceiling. Nevertheless, because the capitalization of what are generally considered as small capitalization companies has increased since Smaller Company’s definition thereof was established, Smaller Company’s definition of a small capitalization company will be modified, effective March 1, 2015, to provide Smaller Company with the flexibility to invest in a larger universe of small capitalization companies. The revised definition will be consistent with that of Small Cap Stock. Additionally, compared to Smaller Company, Small Cap Stock’s investment strategy gives greater consideration to the growth potential of potential investments and utilizes sector weight policies in an attempt to balance the Fund’s portfolio.  The Funds’ investment objectives, strategies and policies are described in greater detail below.
Eagle, the investment adviser of Small Cap Stock, has reviewed Small Cap Stock’s current portfolio holdings and determined that those holdings generally are compatible with Smaller Company’s investment objective and policies.  As a result, Eagle believes that all or substantially all of Small Cap Stock’s assets could be transferred to and held by Smaller Company and does not anticipate selling any assets of Small Cap Stock in connection with the Reorganization.   However, this expectation could change in certain circumstances, including, for example, in response to significant market events. Nevertheless, the portfolio managers may determine to sell some or a substantial portion of the assets of Small Cap Stock after the completion of the Reorganization, which may result in Smaller Company’s recognition of net gains that would be taxable to its shareholders, including former Small Cap Stock shareholders, when distributed to them.

	Small Cap Stock	Smaller Company
Investment Objective	Seeks capital apprecation.	Seeks capital growth.
Investment Strategies	During normal market conditions, the Small Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any	During normal market conditions, the Smaller Company Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any

Small Cap Stock	Smaller Company

borrowings for investment purposes) in the equity securities of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $10.6 billion during the 12-month period ended December 31, 2014).

borrowings for investment purposes) in the equity securities of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those smaller companies that, at the time of initial purchase, have a market capitalization equal to or less than $5 billion. As of December 31, 2014, the weighted average of the fund was $2.97 billion and the weighted average of the Russell 2500TM Index was $4.15 billion and that of the Russell 2000® Index was $1.91 billion.

Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and convertible preferred stock. Although the fund’s primary focus is on the equity securities of small-capitalization companies, the fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. These securities include investment in other investment companies or exchange-traded funds..

When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. The portfolio managers utilize a three-pronged investment philosophy when evaluating potential additions to the fund’s portfolio – Quality, Valuation and Balance. The portfolio managers seek quality by investing in companies with superior cash-flow generation, management teams with a successful record of business-strategy execution, sustainable growth and a defensive business model. They seek attractive valuation using market fluctuations as opportunistic entry points. Finally, the portfolio managers attempt to balance the portfolio through sector-weight policies that provide

The fund’s portfolio managers use a core value approach to select the fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. Factors that the portfolio managers look for in selecting investments include: (1) favorable expected returns relative to perceived risk; (2) management with demonstrated ability and commitment to the company; (3) above average potential for earnings and revenue growth; (4) low market valuations relative to forecasted earnings, book value, cash flow and sales; (5) turnaround potential for companies that have been through difficult periods; (6) low debt levels relative to total capitalization; and (7) strong industry fundamentals, such as increasing or sustainable demand and barriers to entry.

	Small Cap Stock	Smaller Company

diversification across major economic sectors. The fund will sell securities when the portfolio managers believe they have become overvalued or if they no longer meet the portfolio managers’ investment criteria.
The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Additional Information Regarding Investment Strategies
Although the fund’s primary focus is on the equity securities of small companies, the fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. The fund may invest in other investment companies or exchange-traded funds.

The fund’s portfolio managers use a core value approach to select the fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. In making that assessment of value, the portfolio managers employ a “bottom-up” analytic style and perform fundamental research.

A bottom-up method of analysis de-emphasizes the significance of economic and market cycles and focuses on the outlook at the company and industry level. Factors that the portfolio managers look for in selecting investments include:

•Favorable expected returns relative to perceived risk;

•Management with demonstrated ability and commitment to the company;

•Above average potential for earnings and revenue growth;

•Low market valuations relative to forecasted earnings, book value, cash flow and sales;

•Turnaround potential for companies that have been through difficult periods;

•Low debt levels relative to total capitalization; and

•Strong industry fundamentals, such as increasing or sustainable demand and barriers to entry.

	The fund may sell securities for a variety of reasons. Typically, the fund will sell a security if the portfolio managers believe it is overvalued or when the market cap	The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more

	Small Cap Stock	Smaller Company

has grown such that the company is no longer appropriate for a small-cap fund. The portfolio managers may also choose to trim a holding if the position size exceeds the portfolio managers' specified weighting guidelines.
promising opportunities.
Investment Manager	Eagle Asset Management, Inc.	Same.
Portfolio Managers
The Small Cap Stock team of Eagle has been jointly and primarily responsible for the day-to-day management of Small Cap Stock since its inception in 2012. The team is comprised of three Co-Portfolio Managers, each of whom is responsible for all aspects of the management of the Fund: Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Co-Portfolio Managers of the fund since its inception in 2012.

The Smaller Company team of Eagle has been jointly and primarily responsible for the day-to-day management of Smaller Company since October 2014. The Smaller Company team is comprised of the same three Co-Portfolio Managers as the Small Cap Stock team.

Comparison of Investment Restrictions and Limitations
As described in the table below, the investment restrictions and limitations for each Fund are substantially similar.  The fundamental investment policies of each Fund may not be changed without a vote of the majority of the outstanding securities of the Fund.  Each investment restriction and limitation for Small Cap Stock and Smaller Company may be found in their combined Statement of Additional Information (“SAI”).  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

Investment Restriction	Small Cap Stock	Smaller Company
Fundamental Investment Policies
Borrowing	Small Cap Stock may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Commodities
Small Cap Stock may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Same.
Concentration
Small Cap Stock may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as tax-exempt securities of other investment companies that provide exposure to

Smaller Company may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business

Investment Restriction	Small Cap Stock	Smaller Company
Fundamental Investment Policies
Concentration	such entities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.	activities are in the same industry.
Diversification
Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, Small Cap Stock may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Same.
Loans, Repurchase Agreements and Loans of Portfolio Securities	Small Cap Stock may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Real Estate
Small Cap Stock may not purchase or sell real estate, except that, to the extent permitted by applicable law, it may (1) invest in securities or other instruments directly or indirectly secured by real estate and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Same.
Senior Securities	Small Cap Stock may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Underwriting	Small Cap Stock may not underwrite securities issued by others, except to the extent that the Fund may be	Same.

Investment Restriction	Small Cap Stock	Smaller Company
Fundamental Investment Policies
considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities or in connection with investments in other investment companies.
Non-Fundamental Investment Policies
Investing in Illiquid Securities
Small Cap Stock may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Same.
Investing in Investment Companies	Small Cap Stock may invest in securities issued by other investment companies as permitted by the 1940 Act.	Same.
Option Writing	No limitation.	Same.
Pledging	No limitation.	Same.
Comparison of Principal Risks
The principal risks of investing in Smaller Company and Small Cap Stock are discussed below.  The Funds are subject to the same risks.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds.  Additionally, while the portfolio managers of each Fund seek to take advantage of investment opportunities that will maximize the Fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund.  There is no assurance that the portfolio managers’ investment strategy will enable a Fund to achieve its investment objective.  Some of the principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund’s NAV.

Risk	Small Cap Stock	Smaller Company
Growth stocks	X	X
Market timing	X	X
Mid-cap companies	X	X

Other investment companies and ETFs	X	X
Stock Market	X	X
Small-cap companies	X	X
Stock Market	X	X
Value stocks	X	X

The Funds are both subject to the following primary risks:
Growth stocks | Growth companies are expected to increase their earnings at a certain rate.  When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase.  Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
Market timing | Because of specific securities that a Fund may invest in, it could be subject to the risk of market timing activities by Fund shareholders.  Some examples of these types of securities are high-yield, small-cap and foreign securities.  Typically, foreign securities offer the most opportunity for these market timing activities.  A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares.  In such instances, a Fund may fair value foreign securities.  However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund’s shares.  There is no assurance that fair valuation of securities can reduce or eliminate market timing.  While Eagle and the transfer agent of the Funds monitor trading in each Fund, there is no guarantee that they can detect all market timing activities.
Mid-cap companies | Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile compared to larger, more established companies, which could increase the volatility of a Fund's portfolio and performance. Shareholders of a Fund that invests in mid-cap companies should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.
Other investment companies and ETFs | Investments in the securities of other investment companies and exchange-traded funds (“ETFs”), (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Small-cap companies | Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a Fund's portfolio and performance. Shareholders of a Fund that invests in small-cap companies should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.
Stock market | The value of a Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Comparison of Fees and Expenses
The following tables show the fees and expenses of each class of shares of Small Cap Stock and Smaller Company and the pro forma fees and expenses of each class of shares of Smaller Company after giving effect to the proposed Reorganization.  Expenses for each Fund are based on the operating expenses incurred by each class of their shares for the twelve-month period ended October 31, 2014.  The pro forma of each class of shares of Smaller Company assumes that the Reorganization had been in effect for the same period.
Shareholder Fees (fees paid directly from your investment)
	Class A			Class C			Class I, R-3, R-5 and R-6
	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%	4.75%	4.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(a)	None(a)	None(a)	None	None	None	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None	None	None	None
(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

	Class A			Class C			Class I			Class R-3			Class R-5			Class R-6
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)	Small Cap Stock	Smaller Company	Smaller Company After Reorganization (pro forma)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	0.00%	0.00%	0.00%	0.50%	0.50%	0.50%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	1.39%	0.51%	0.68%	1.40%	0.49%	0.74%	1.29%	0.50%	0.45%	1.12%	0.67%	0.60%	1.29%	0.44%	0.44%	1.29%	0.34%	0.28%
Acquired Fund Fees and Expenses	0.00%	0.02%	0.02%	0.00%	0.02%	0.02%	0.00%	0.02%	0.02%	0.00%	0.02%	0.02%	0.00%	0.02%	0.02%	0.00%	0.02%	0.02%
Total Annual Fund Operating Expenses(b)	2.24%	1.38%	1.55%	3.00%	2.11%	2.36%	1.89%	1.12%	1.07%	2.22%	1.79%	1.72%	1.89%	1.06%	1.06%	1.89%	0.96%	0.90%
Fee Waiver and/or Expense Reimbursement	-0.90%	0.02%	-0.16%	-0.89%	0.02%	-0.23%	-0.94%	-0.15%	-0.10%	-0.68%	-0.07%	0.00%	-0.94%	-0.09%	-0.09%	-1.04%	-0.09%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%	1.40%	1.39%	2.11%	2.13%	2.13%	0.95%	0.97%	0.97%	1.54%	1.72%	1.72%	0.95%	0.97%	0.97%	0.85%	0.87%	0.87%

(b) Eagle has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Funds to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2016 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the Funds’ custodian. The contractual fee waiver can be changed only with the approval of a majority of the Funds’ Board of Trustees. Any reimbursement of Fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by a Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the Fund reimbursement.

Example of Fund Expenses
This example can help you compare costs between Small Cap Stock and Smaller Company and the pro forma costs for Smaller Company after giving effect to the Reorganization.  The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Funds’ expenses were those in the table above.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	Year 1			Year 3			Year 5			Year 10

	Small Cap Stock	Smaller Company	Smaller Company After Reorganization	Small Cap Stock	Smaller Company	Smaller Company After Reorganization	Small Cap Stock	Smaller Company	Smaller Company After Reorganization	Small Cap Stock	Smaller Company	Smaller Company After Reorganization
			(pro forma)			(pro forma)			(pro forma)			(pro forma)
Class A	605	611	610	1,044	893	920	1,508	1,196	1,252	2,788	2,055	2,189
Class C	314	316	316	829	663	707	1,470	1,136	1,225	3,191	2,443	2,645
Class I	97	99	99	489	341	330	907	602	579	2,074	1,350	1,293
Class R-3	157	175	175	627	557	542	1,124	963	933	2,492	2,099	2,029
Class R-5	97	99	99	484	328	326	896	576	571	2,048	1,286	1,275
Class R-6	87	89	89	474	297	284	887	522	496	2,040	1,170	1,105

Comparative Performance Information
The bar charts below give some indication of the risks of an investment in Small Cap Stock and Smaller Company by showing yearly changes in each Fund’s performance and by comparing each Fund’s performance with a broad measure of market performance.  Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown.  Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class A).  The following bar charts illustrate the annual total returns for each Fund’s Class A shares for the calendar years shown.  The inception date for Small Cap Stock is December 31, 2012 and for Smaller Company is November 3, 2008.  The returns for other share classes of each Fund may be higher or lower than the Class A returns shown in the bar chart depending on whether or not those other classes have higher total expenses.

Small Cap Stock

For the one-year period through December 31, 2014, Small Cap Stock’s Class A shares’ highest quarterly return was 12.81% for the quarter ended March 31, 2014 and the lowest quarterly return was (7.18)% for the quarter ended September 30, 2014.  These returns do not reflect sales charges.  If the sales charges were reflected, the returns would be lower than those shown.

Smaller Company

For the six-year period through December 31, 2014, Smaller Company’s Class A shares’ highest quarterly return was 25.26% for the quarter ended June 30, 2009 and the lowest quarterly return was (19.93)% for the quarter ended September 30, 2011.  These returns do not reflect sales charges.  If the sales charges were reflected, the returns would be lower than those shown.
Average Annual Total Returns for the period ended December 31, 2014.  The tables below show how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of

Small Cap Stock and Smaller Company (before and after taxes) for the periods shown compare to those of a broad-based index.  The table also shows total returns of the Funds’ Class A shares before taxes, after taxes on distributions and after taxes on distributions and assumed sale of Fund shares.
Small Cap Stock*
Share Class	1-Year	Lifetime
Class A Shares (Inception Date 12/31/12)
Return Before Taxes	(1.76)%	15.06%
Return After Taxes on Distributions	(2.28)%	14.45%
Return After Taxes on Distributions and Sale of Fund Shares	(0.57)%	11.52%
Class C Shares (Inception Date 12/31/12)
Return Before Taxes	2.38%	16.98%
Class I Shares (Inception Date 12/31/12)
Return Before Taxes	3.56%	18.39%
Class R-3 Shares (Inception date 12/31/12)
Return Before Taxes	2.95%	17.61%
Class R-5 Shares (Inception date 12/31/12)
Return Before Taxes	3.56%	18.33%
Class R-6 Shares (Inception date 12/31/12)
Return Before Taxes	3.72%	18.45%
Index
Russell 2000 Index** (reflects no deduction for fees, expenses or taxes; lifetime period is measured from the inception date of Class A shares)	4.89%	20.67%
*   Small Cap Stock’s returns in this table are after deduction of sales charges and expenses.
** The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  Its returns do not include the effect of any sales charges.  That means that actual returns would be lower if they included the effect of sales charges.

Smaller Company*
Share Class	1-Year	5-Years	Lifetime
Class A Shares (Inception Date 11/3/08)
Return Before Taxes	(5.13)%	12.67%	14.63%
Return After Taxes on Distributions	(12.72)%	9.67%	11.93%
Return After Taxes on Distributions and Sale of Fund Shares	3.27%	10.22%	11.87%
Class C Shares (Inception Date 11/3/08)
Return Before Taxes	(1.06)%	12.90%	14.64%
Class I Shares (Inception Date 3/9/09)
Return Before Taxes	0.18%	14.30%	25.26%
Class R-3 Shares (Inception date 12/28/09)
Return Before Taxes	(0.60)%	13.47%	13.18%
Class R-5 Shares (Inception date 12/28/09)
Return Before Taxes	0.10%	14.30%	14.00%
Class R-6 Shares (Inception date 8/15/11)
Return Before Taxes	0.03%	n/a	15.62%
Index
Russell 2000 Index** (reflects no deduction for fees, expenses or taxes; lifetime period is measured from the inception date of Class I shares)	4.89%	15.55%	15.54%
Russell 2500 Index*** (reflects no deduction for fees, expenses or taxes; lifetime period is measured from the inception date of Class I shares)	7.07%	16.36%	17.38%
*   Smaller Company’s returns in this table are after deduction of sales charges and expenses.
** The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  Its returns do not include the effect of any sales charges.  That means that actual returns would be lower if they included the effect of sales charges.
*** The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.  The Russell 2500 is a subset of the Russell 3000 Index.  It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.  Its returns do not include the effect of any sales charges.  That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only Class A shares and after-tax returns for other classes will vary.  In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Capitalization

The following table sets forth the capitalization of Small Cap Stock and Smaller Company as of October 31, 2014 and of Smaller Company on a pro forma combined basis as of that date, giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Small Cap Stock – Class A	13,165,029	19.02	692,167
Smaller Company – Class A	18,451,101	23.65	780,045
Smaller Company After Reorganization (pro forma) – Class A	31,616,130	23.65	1,336,614

Small Cap Stock – Class C	13,202,087	18.75	704,041
Smaller Company – Class C	10,864,329	22.46	483,648
Smaller Company After Reorganization (pro forma) – Class C	24,066,416	22.46	1,071,366

Small Cap Stock – Class I	6,956,124	19.17	362,795
Smaller Company – Class I	33,313,371	24.27	1,372,861
Smaller Company After Reorganization (pro forma) – Class I	40,269,495	24.27	1,659,526

Small Cap Stock – Class R3	69,817	18.94	3,685
Smaller Company – Class R3	473,077	23.33	20,281
Smaller Company After Reorganization (pro forma) – Class R3	542,894	23.33	23,274

Small Cap Stock – Class R5	3,395	19.15	177
Smaller Company – Class R5	4,773	24.20	197
Smaller Company After Reorganization (pro forma) – Class R5	8,168	24.20	338

Small Cap Stock – Class R6	3,401	19.19	177
Smaller Company – Class R6	25,133,850	24.22	1,037,944
Smaller Company After Reorganization (pro forma) – Class R6	25,137,251	24.22	1,038,084

Information Regarding the Reorganization

Plan of Reorganization and Termination
The terms and conditions under which the Reorganization will be consummated are set forth in the Plan, a copy of the form of which is attached as Appendix A to this Information Statement.  Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan itself.
The Plan provides for the Reorganization to occur on or about February 20, 2015.  The Plan provides that pursuant to the Reorganization, all of the assets of Small Cap Stock will be transferred to Smaller Company at the close of business (or other time determined by the Trust) on the Closing Date (the “Effective Time”).  In exchange for that transfer of assets, Smaller Company will simultaneously (a) issue to Small Cap Stock a number of full and fractional Smaller Company shares, by class, equal in value to the aggregate NAV of Small Cap Stock outstanding at the Effective Time and (b) assume all of the liabilities of Small Cap Stock.
Following that exchange, Small Cap Stock will distribute all of those Smaller Company shares pro rata to its shareholders of record at the Effective Time (each, a “Shareholder”), by class, in complete liquidation of Small Cap Stock.   That distribution will be accomplished by the Trust’s transfer agent’s opening accounts on Smaller Company’s share transfer books in the names of the Shareholders (other than Shareholders that already have Smaller Company share accounts) and transferring those Smaller Company shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account will be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Smaller Company shares due to that Shareholder, by class (i.e., the account for each Shareholder that holds Small Cap Stock Class A shares will be credited with the respective pro rata number of Smaller Company Class A shares C shares due that Shareholder, the account for each Shareholder that holds Small Cap Stock Class C shares will be credited with the respective pro rata number of Smaller Company Class C shares due that Shareholder, and so on).  The aggregate NAV of Smaller Company shares to be so credited to each Shareholder’s account will equal the aggregate NAV of the Small Cap Stock shares that Shareholder owned at the Effective Time.  All outstanding Small Cap Stock shares, including any represented by certificates, will simultaneously be canceled on Small Cap Stock’s share transfer books.  Smaller Company will not issue certificates representing the Smaller Company shares issued in connection with the Reorganization.
After the Effective Time, Small Cap Stock will not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Smaller Company shares described above, but in all events within six months after the Effective Time, Small Cap Stock will be terminated as a series of the Trust and any further actions will be taken in connection therewith as required by applicable law.
The Plan may be terminated or delayed, and the Reorganization may be abandoned or postponed by the Board at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.    The completion of the Reorganization also is subject to various conditions, including completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization and other customary corporate and securities matters.  Subject to the satisfaction of those conditions, the Reorganization will take place at the Effective Time.
No sales charges will be imposed in connection with the receipt of Smaller Company shares by shareholders of Small Cap Stock.  Each Small Cap Stock shareholder will receive shares of the same class of Smaller Company as he or she currently owns of Small Cap Stock.

As provided in the Plan, Eagle will bear the expenses solely and directly related to the Reorganization (as determined in accordance with guidelines set by the Internal Revenue Service), other than brokerage or similar expenses incurred by or for the benefit of Small Cap Stock in connection with the Reorganization, though Smaller Company will pay any fees payable to governmental authorities for the registration or qualification of the Smaller Company shares distributable to Small Cap Stock shareholders pursuant to the Reorganization and all related transfer agency costs.
Reasons for the Reorganization
The Board met on November 14, 2014 to consider information in connection with the Reorganization.  In determining whether to approve the Reorganization and Plan, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including:  (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of Small Cap Stock and Smaller Company; (3) the expense ratios of each Fund on a comparative basis and projected pro forma estimated expense ratios, as well as the sales load of each Fund’s share classes; (4) the relative historical performance record of the Funds; (5) the historical asset levels of Small Cap Stock and its prospects for future growth; (6) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganization; (7) that Eagle will bear all the costs associated with the Reorganization (other than brokerage or similar expenses incurred by or for the benefit of Small Cap Stock in connection with the Reorganization) and Smaller Company will pay any fees payable to governmental authorities for the registration or qualification of the Smaller Company shares distributable to Small Cap Stock shareholders pursuant to the Reorganization and related transfer agency costs; (8) the benefits to Eagle as a result of the Reorganization; and (9) the non-recognition of any gain or loss for federal income tax purposes to Small Cap Stock or its shareholders as a result of the Reorganization.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and Plan.
At the meetings, representatives of Eagle discussed the rationale for the Reorganization.  Eagle’s representatives explained that Small Cap Stock has a small asset base, a short performance record and that its investment performance generally has trailed its Lipper, Inc. (“Lipper”) peer group, making it difficult to attract new assets to Small Cap Stock.  In addition, Eagle has waived and/or reimbursed a substantial amount of Small Cap Stock’s operating expenses and expects that, based on current asset levels, it would be required to do so for Small Cap Stock for the foreseeable future.  If Eagle discontinued these waivers and/or reimbursements, the costs to Small Cap Stock shareholders would increase substantially.  As a result, Eagle’s representatives recommended reorganizing Small Cap Stock into Smaller Company.  Eagle’s representatives explained that merging the Funds would benefit Small Cap Stock’s shareholders by moving them into a Fund, managed by the same portfolio management team, that has a larger and stable asset base and that is more marketable with potential for long-term growth.  Eagle’s representatives also noted that Small Cap Stock and Smaller Company have substantially similar investment objectives, but employ different investment strategies to meet those objectives.
Eagle’s representatives noted that Smaller Company’s annual fund operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) are slightly higher than Small Cap Stock’s Net Expenses.  However, they also noted that Eagle believes that the Net Expenses of Small Cap Stock would have increased in the short term and that, after the Reorganization, Small Company will achieve economies of scale that will lower Smaller Company’s Net Expenses over time. In addition, Smaller Company has identical contractual expense caps as Small Cap Stock, which Eagle has agreed to maintain until February 29, 2016.  Eagle’s representatives acknowledged that the Reorganization would benefit Eagle to the extent that Eagle would no longer continue to waive and/or reimburse the operating expenses for Small Cap Stock and would lower the amounts to be waived and/or reimbursed for Smaller Company.

Eagle’s representatives also noted that merging the Funds is expected to result in economies of scale as fixed expenses would be dispersed over a larger asset and shareholder base, thereby allowing the shareholders of both Funds to realize a reduction in expenses when the Reorganization is effected.
Eagle’s representatives discussed the historical performance records of the Funds.  They noted that Small Cap Stock and Smaller Company both generally have underperformed their Lipper peer group and benchmark index,  but that Smaller Company has a longer performance history.
Eagle’s representatives explained that alternatives to the Reorganization were considered, including liquidating and terminating Small Cap Stock, but that it was determined that the more beneficial course of action for shareholders would be to merge the Funds due to the tax-free nature of the Reorganization.
Eagle’s representatives then reviewed with the Board the terms and conditions of the Plan, noting that the Reorganization was expected to be tax-free to Small Cap Stock and its shareholders.  Eagle’s representatives noted that the interests of the shareholders would not be diluted by the Reorganization because it would be effected on the basis of the Fund’s NAV.  Eagle’s representatives further noted that the Plan provides that Eagle will pay all the costs associated with the Reorganization (other than brokerage or similar expenses incurred by or for the benefit of Small Cap Stock in connection with the Reorganization), though Smaller Company will pay any fees owed to governmental authorities for the registration or qualification of the Smaller Company shares distributable to Small Cap Stock shareholders and all related transfer agency costs. They then recommended that the Board approve the Reorganization.
In reaching the decision to approve the Reorganization and Plan, the Board, including the Independent Trustees, concluded that the participation of Small Cap Stock in the Reorganization would be in the best interests of Small Cap Stock and that the interests of the shareholders of Small Cap Stock would not be diluted as a result of the Reorganization.  The Board’s conclusion was based on a number of factors, including those discussed above under the section of this Information Statement entitled “Considerations Regarding the Reorganization.”
On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization and Plan.
Description of the Securities to be Issued
The shareholders of Small Cap Stock will receive Class A, Class C, Class I, Class R-3, Class R-5 or Class R-6 shares of Smaller Company in accordance with the procedures provided for in the Plan.  All such shares will be fully paid and non-assessable by Smaller Company when issued and will have no preemptive or conversion rights.
Smaller Company is registered with the SEC as an open-end management investment company, and its Trustees are authorized to issue an unlimited number of shares of beneficial interest.  Shares of Smaller Company represent equal proportionate interests in its assets and have identical voting, dividend, redemption, liquidation, and other rights.
The Board of Trustees of Smaller Company does not intend to hold annual meetings of shareholders of Smaller Company.  It will call special meetings of the shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote.
Under Massachusetts law, the shareholders of Smaller Company will not be personally liable for its obligations; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation.  To guard against the risk that Massachusetts law might not be applied in other states, Smaller Company’s Amended and Restated Declaration of Trust requires that every written obligation of the Fund contain a statement that such obligation may be enforced only against its assets and provides for indemnification out of Fund property of any shareholder nevertheless held personally liable for Fund obligations.

Federal Income Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) (1) (C) of the Code.
As a condition to consummation of the Reorganization, the Trust will receive an opinion of K&L Gates LLP, its counsel (“Opinion”), substantially to the effect that, based on the facts and assumptions stated therein and conditioned on certain representations of the Trust being true and complete at the Effective Time and the Reorganization’s being completed in accordance with the Plan (without the waiver or modification of any terms or conditions of the Plan and without taking into account any amendment thereof that such counsel has not approved) -- for federal income tax purposes:
(1)	Smaller Company’s acquisition of the assets of Small Cap Stock in exchange solely for Smaller Company shares and Smaller Company’s assumption of Small Cap Stock’s liabilities, followed by Small Cap Stock’s distribution of those shares pro rata to its shareholders actually or constructively in exchange for their Small Cap Stock shares and in complete liquidation of Small Cap Stock, will qualify as a “reorganization” (as defined in section 368(a)(1)(C) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;
(2)	Small Cap Stock will recognize no gain or loss on the transfer of its assets to Smaller Company in exchange solely for Smaller Company shares and Smaller Company’s assumption of Small Cap Stock’s liabilities or on the subsequent distribution of those shares to the Small Cap Stock shareholders in exchange for their Small Cap Stock shares;
(3)	Smaller Company will recognize no gain or loss on its receipt of Small Cap Stock’s assets in exchange solely for Smaller Company shares and Smaller Company’s assumption of Small Cap Stock’s liabilities;
(4)	Smaller Company’s basis in each asset it acquires from Small Cap Stock will be the same as Small Cap Stock’s basis therein immediately before the Reorganization, and Smaller Company’s holding period for each such asset will include Small Cap Stock’s holding period therefor (except where Smaller Company’s investment activities have the effect of reducing or eliminating an asset’s holding period);
(5)	A Small Cap Stock shareholder will recognize no gain or loss on the exchange of all its Small Cap Stock shares solely for Smaller Company shares pursuant to the Reorganization; and
(6)	A Small Cap Stock shareholder’s aggregate basis in the Smaller Company shares it receives in the Reorganization will be the same as the aggregate basis in its Small Cap Stock shares it actually or constructively surrenders in exchange for those Smaller Company shares, and its holding period for those Smaller Company shares will include, in each instance, its holding period for those Small Cap Stock shares, provided the shareholder holds them as capital assets at the Effective Time.
Notwithstanding clauses (2) and (4), the Opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

On or shortly before the Closing Date, Small Cap Stock will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company. That distribution will be taxable to Small Cap Stock’s shareholders that receive it.
The foregoing description of the federal income tax consequences of the Reorganization is limited and general in nature, and it does not take into account the particular circumstances of any shareholder.  Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization, in light of their individual circumstances, including the applicability and effect of state, local, foreign and other tax consequences, if any, of the Reorganization.

OTHER INFORMATION
Investment Adviser
Eagle serves as investment adviser and administrator for Smaller Company.  Eagle manages, supervises and conducts the business and administrative affairs of the Fund and other Eagle mutual funds with net assets totaling approximately $31.8 billion as of October 31, 2014.  Pursuant to an Investment Advisory Agreement, Smaller Company pays Eagle an advisory fee as described below.

The contractual advisory fee rate for Smaller Company is 0.60% of its average daily net assets up to $500 million, 0.55% for average daily net assets between $500 million and $1 billion, and 0.50% for average daily net assets over $1 billion.

With respect to Smaller Company, Eagle has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Smaller Company to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets as follows: Class A – 1.50%, Class C – 2.30%, Class I – 0.95%, Class R-3 – 1.70%.  Class R-5 – 0.95% and Class R-6 – 0.85%. Further information regarding waivers and expenses is available in the Funds’ Prospectus.

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for Smaller Company and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.  A discussion regarding the basis for Smaller Company’s Board’s approval of the Investment Advisory Agreement is available in the Annual Report to Shareholders for the period ended October 31, 2014.
Legal Matters
The legal counsel to the Trust is K&L Gates LLP, located at 1601 K Street, N.W., Washington, DC 20006-1682.
Additional Information
For additional information regarding your investment in the Funds (and the other Funds in the Eagle Family of Funds), including: (1) purchase, exchange and redemption information; (2) valuation of Fund shares; (3) account and transaction policies; and (4) information regarding dividends, capital gain distributions and taxes, please see Appendix B.  Additionally, the Prospectus and SAI of Small Cap Stock dated March 1, 2015 are on file with the SEC and are incorporated by reference into this Information Statement.  Reports and other information about Small Cap Stock are available on the EDGAR Database at the SEC’s website, sec.gov.  You may also inspect and copy information (at prescribed rates) filed by Smaller Company at the SEC’s Public Reference Room in Washington, DC.

Current copies of the Prospectus and SAI for Small Cap Stock are available without charge by writing to Eagle Family of Funds at P.O. Box 33022, St. Petersburg, Florida 33733, or by calling toll-free 800. 421.4184. The Prospectus also is available on Eagle’s web site, eagleasset.com.
FINANCIAL HIGHLIGHTS

For a table of the financial highlights of Smaller Company and Small Cap Stock included in the Funds’ Annual Report for the period ended October 31, 2014, see “Financial Highlights” in Appendix C. This information is derived from and should be read in conjunction with the financial statements of Smaller Company and Small Cap Stock and notes thereto, included in the Funds’ Annual Report for the period ended October 31, 2014, which is incorporated by reference into the SAI together with the report of the independent registered certified public accounting firm, PricewaterhouseCoopers LLP, thereon.

APPENDIX A
FORM OF PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted as of [  ], 2015, by EAGLE SERIES TRUST, a Massachusetts business trust (“Trust”), on behalf of Eagle Small Cap Stock Fund (“Target”) and Eagle Smaller Company Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof.  (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund.”)  All agreements, representations, actions, obligations, and covenants described herein made or to be taken or undertaken by each Fund are made and shall be taken or undertaken by Trust on that Fund’s behalf.
Trust is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (commonly referred to as a “business trust”), that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”); its Amended and Restated Declaration of Trust (“Trust Declaration”) is on file with the Secretary of Massachusetts; Trust is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company; and each Fund is a duly established and designated series thereof.  Trust is classified for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise.
Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will consist of (1) the transfer of Target’s assets to Acquiring Fund in exchange solely for Acquiring Fund’s assumption of Target’s liabilities and the issuance to Target of shares of beneficial interest (“shares”) in Acquiring Fund, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares in Target and in liquidation thereof, and (3) Target’s termination, all on the terms and conditions set forth in this Plan (collectively, “Reorganization.”)  The Reorganization is being undertaken for bona fide business purposes and not a purpose to avoid federal income tax.
The Trust Declaration permits Trust to vary its shareholders’ investment.  Trust does not have a fixed pool of assets -- each series thereof (including each Fund) is a managed portfolio of securities, and Eagle Asset Management, Inc. (“Advisor”) has the authority to buy and sell securities for it.
Trust’s board of trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of Trust, (1) has duly adopted and approved this Plan and the transactions contemplated hereby, (2) has duly authorized performance thereof by Trust, on behalf of each Fund, by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund, and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Target’s shares are divided into six classes, designated Class A shares, Class C shares, Class I shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares (“Class A Target

Shares,” “Class C Target Shares,” “Class I Target Shares,” “Class R-3 Target Shares,” “Class R-5 Target Shares,” and “Class R-6 Target Shares,” respectively, and, collectively, “Target Shares”).  Acquiring Fund’s shares also are divided into six classes, also designated Class A shares, Class C shares, Class I shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares (“Class A Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” “Class I Acquiring Fund Shares,” “Class R-3 Acquiring Fund Shares,” “Class R-5 Acquiring Fund Shares,” and “Class R-6 Acquiring Fund Shares,” respectively, and, collectively, “Acquiring Fund Shares”).  The Funds’ identically designated classes of shares are substantially similar to each other.
1.                  PLAN OF REORGANIZATION AND TERMINATION
1.1.            Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --
(a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (1) Class A Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class A Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class A Acquiring Fund Share, (2) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share, (3) Class I Acquiring Fund Shares determined by dividing the Target Value attributable to the Class I Target Shares by the NAV of a Class I Acquiring Fund Share, (4) Class R-3 Acquiring Fund Shares determined by dividing the Target Value attributable to the Class R-3 Target Shares by the NAV of a Class R-3 Acquiring Fund Share, (5) Class R-5 Acquiring Fund Shares determined by dividing the Target Value attributable to the Class R-5 Target Shares by the NAV of a Class R-5 Acquiring Fund Share, and (6) Class R-6 Acquiring Fund Shares determined by dividing the Target Value attributable to the Class R-6 Target Shares by the NAV of a Class R-6 Acquiring Fund Share; and
(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Such transactions shall take place at the Closing (as defined in paragraph 3.1).
1.2.            The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and deferred and prepaid expenses (other than unamortized organizational expenses then shown as assets on Target’s books.
1.3.            The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Plan, except for the share of Target’s Reorganization Expenses (as defined in paragraph 4.3.11) that is borne by Advisor pursuant to paragraph 5.  Notwithstanding the foregoing, Target will endeavor to use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the

Effective Time (as defined in paragraph 3.1).  The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.
1.4.            If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of such income and gain ‑‑ and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as such terms are defined in section 4982(e)(1) and (2), respectively ‑‑ for all tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.
1.5.            At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by Trust’s transfer agent’s opening accounts on Acquiring Fund’s share transfer books in the names of the Shareholders, except Shareholders in whose names accounts thereon already exist, and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Shares due that Shareholder, the account for each Shareholder that holds Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder, and so on).  The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owned at the Effective Time.  All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s share transfer books.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6.            After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.
1.7.            Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, Trust shall or shall cause its agents to prepare all federal, state, and local tax returns, including Forms 1099, required to be filed by it with respect to

Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
1.8.            Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s share transfer books of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.
2.           VALUATION

2.1.            For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Trust’s then‑current prospectus and statement of additional information (“Pro/SAI”) and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.
2.2.            For purposes of paragraph 1.1(a), the NAV per share of each class of the Acquiring Fund Shares shall be computed at the Valuation Time, using those valuation procedures.
2.3.            All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by or under the direction of Advisor or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures described in paragraph 2.2.
3.                  CLOSING AND EFFECTIVE TIME
3.1.            Unless Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall occur at Trust’s principal office on or about February 20, 2015, or as soon thereafter as practicable.  All acts taking place at the Closing shall be deemed to take place simultaneously at the close of business on the date thereof (“Effective Time”).  If at or immediately before the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange is disrupted so that, in any such case, in the judgment of an appropriate officer of Trust, accurate appraisal of the Target Value and/or determination of the NAV of an Acquiring Fund Share of any class is impracticable, the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.
3.2.            Trust shall direct (a) its fund accounting and pricing agent to deliver to Trust at or immediately after the Closing a certificate of an authorized officer (“Certificate”) verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing, and (b) the custodian of Target’s assets to deliver to Trust at the Closing a Certificate stating that (1) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (2) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3.            Trust shall direct its transfer agent to deliver to Trust at or immediately after the Closing (a) a Certificate (1) stating that its records contain (i) the name, address, and taxpayer identification number of each Shareholder, (ii) the number of full and fractional (rounded to the third decimal place) shares of each class of Target Shares each of them owns, (iii) the dividend reinvestment elections, if any, applicable to each Shareholder, and (iv) the backup withholding and nonresident alien withholding certifications and notices with respect to each Shareholder, all at the Effective Time, and (2) as to the opening of accounts on Acquiring Fund’s share transfer books in the names of the Shareholders, except Shareholders in whose names accounts thereon already exist, and (b) a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on those books.
4.                   CONDITIONS PRECEDENT
4.1.            Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
4.1.1.            At the Effective Time, Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except with respect to securities excepted above);
4.1.2.            Trust’s current Pro/SAI, insofar as they relate to Target, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
4.1.3.            Trust, with respect to Target, is not in violation of, and its adoption and performance of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Trust Declaration or Trust’s Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Trust (with respect to Target or on its behalf) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, order, or decree to which Trust (with respect to Target or on its behalf) is a party or by which it is bound;
4.1.4.            All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will be terminated, or provision for discharge and/or Acquiring Fund’s assumption of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Trust (on Target’s behalf) may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.5.            No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially or adversely affects Target’s business or Trust’s ability to consummate the transactions contemplated hereby;
4.1.6.            Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Target’s financial statements referred to in paragraph 4.1.16 and Liabilities it incurred in the ordinary course of its business subsequent to October 31, 2014, none of which has been materially adverse to Target’s business, assets, or results of its operations;
4.1.7.  Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and is a “fund” (as defined in section 851(g)(2)), eligible for treatment under section 851(g)(1); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (or for the current year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for the current year will be) eligible to and has computed (or for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
4.1.8.  Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.7; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (a) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (1) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (2) for any other reason except in the ordinary course of its business as a RIC and (b) has not otherwise changed, and will not otherwise change, its historic investment policies; and Trust believes, based on its review of each Fund’s investment portfolio, that Target’s assets generally are compatible with Acquiring Fund’s investment objective and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.1.9.  At the Effective Time, (a) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objectives, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization;
4.1.10.  Target will distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation in proportion to the number of Target Shares, by class, each Shareholder owns;
4.1.11.  Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
4.1.12.  Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;
4.1.13.  During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;
4.1.14.  All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.15.  All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s share transfer books (as provided in the Certificate to be delivered pursuant to paragraph 3.3(a)(1)); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;
4.1.16.  Target’s Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Schedule of Investments (each, a “Statement”) at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended October 31, 2014, have been audited by PricewaterhouseCoopers LLP, an independent registered certified public accounting firm (“PWC”); to Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”) at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Target’s financial condition at such date in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and
4.1.17.  Since October 31, 2014, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change.
4.2.            Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
4.2.1.            No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
4.2.2.            The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Trust;
4.2.3.            Trust’s current Pro/SAI, insofar as they relate to Acquiring Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.4.            Trust, with respect to Acquiring Fund, is not in violation of, and its adoption and performance of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Trust Declaration or Trust’s Amended and Restated By-Laws or of any Undertaking to which Trust (with respect to Acquiring Fund or on its behalf) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, order, or decree to which Trust (with respect to Acquiring Fund or on its behalf) is a party or by which it is bound;
4.2.5.            No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially or adversely affects Acquiring Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;
4.2.6.            Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and is a “fund” (as defined in section 851(g)(2)), eligible for treatment under section 851(g)(1); for each taxable year of its operation (including the taxable year in which the Effective Time occurs (“current year”)), Acquiring Fund has met (or for the current year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for the current year will be) eligible to and has computed (or for the current year will compute) its federal income tax under section 852; Acquiring Fund intends to continue to meet all such requirements, be so eligible, and so compute its federal income tax for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
4.2.7.  Following the Reorganization, Acquiring Fund (a) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status; and Trust believes, based on its review of each Fund’s investment portfolio, that Target’s assets generally are compatible with Acquiring Fund’s investment objective and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.2.8.  Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business; and at the Effective Time, (a) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s Investment Criteria, (b) Acquiring Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, and (c) Acquiring Fund will not have any plan or intention to change any of its Investment Criteria after the Reorganization (other than a change that will not affect any of Target’s assets’ ability to satisfy Acquiring Fund’s Investment Criteria at the Effective Time);
4.2.9.  There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
4.2.10.  Assuming satisfaction of the condition in paragraph 4.1.12, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;
4.2.11.  Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;
4.2.12.  Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
4.2.13.  Before or pursuant to the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;
4.2.14.  All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.15.  All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares;
4.2.16.  Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended October 31, 2014, have been audited by PWC; to Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquiring Fund’s financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the periods then ended;
4.2.17.  Since October 31, 2014, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change; and
4.2.18.  If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.
4.3.            Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
4.3.1.            No governmental consents, approvals, authorizations, or filings under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, “Federal Securities Laws”) or state securities laws, and no consents, approvals, authorizations, or orders of any court, are required for Trust’s adoption or performance, on behalf of either Fund, of this Plan, except for (a) Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), and (b) consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.3.2.  The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;
4.3.3.            Trust’s management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
4.3.4.            Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;
4.3.5.            The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
4.3.6.  To the best of Trust’s management’s knowledge, at what likely would have been the record date for Target’s shareholders entitled to vote on approval of this Plan had such a vote been required, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the current number of Target Shares outstanding;
4.3.7.            At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;
4.3.8.            Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;
4.3.9.            None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the

Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.10.  Immediately after the Reorganization, the Shareholders will not be in “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;
4.3.11.  No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Advisor, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;
4.3.12.  There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;
4.3.13.  Trust’s principal reasons for participating in the Reorganization are bona fide business purposes not related to taxes;
4.3.14.  All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund;
4.3.15.  At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;
4.3.16.  Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”); in rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties Trust made to Counsel that shall survive the Closing, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and if Counsel requests, on representations and warranties made in separate letters addressed to Counsel; and the Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on (a) those representations’ and warranties’ being true and complete at the Effective Time and (b) consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:

(a)            Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);
(b)            Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;
(c)            Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
(d)            Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e)            A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
(f)             A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and

5.             EXPENSES

All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization.  Subject to satisfaction of the condition contained in paragraph 4.3.11, Advisor shall bear all other Reorganization expenses, including (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s prospectus and (b) legal and accounting fees and disbursements in connection with the Reorganization.  Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.             TERMINATION

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.             AMENDMENT

This Plan may be amended, modified, or supplemented by the Board at any time in any manner; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.             MISCELLANEOUS

8.1.            This Plan shall be governed by and construed and interpreted in accordance with the internal laws of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal Securities Laws, the latter shall govern.
8.2.            Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.
8.3.            Notice is hereby given that this instrument is adopted on behalf of Trust’s trustees solely in their capacities as trustees, and not individually, and that Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series thereof other than the Funds but are only binding on and enforceable against Trust’s property attributable to and held for the benefit of each Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Trust, in asserting any rights or claims under this Plan on behalf of either Fund, shall look only to the other Fund’s Property in settlement of such rights or claims and not to the property of any other series thereof to those trustees, officers, or shareholders.
8.4.            Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Dated as of:  [  ], 2015

APPENDIX B
ADDITIONAL INFORMATION

Your Investment
Each fund offers Class A, Class C, Class I, Class R-3 and Class R-5 shares. Additionally, certain funds offer Class R-6 shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.
Class A Shares
You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.
Sales Charge as a percentage of:
Your Investment in equity funds	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999	4.25%	4.44%	3.75%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	2.75%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

Sales Charge as a percentage of:

Your Investment in Investment Grade Bond Fund	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000-$49,999	3.25%	3.44%	2.75%
$50,000-$99,999	2.75%	2.90%	2.25%
$100,000-$249,999	2.25%	2.36%	1.75%
$250,000-$499,999	1.50%	1.56%	1.00%
$500,000-$999,999	0.50%	0.52%	0.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed. (b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
Sales Charge Reductions
To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the Funds of your eligibility at the time of purchase. If you or your financial adviser does not let the Funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the Funds with information and records (including account statements) of all relevant accounts invested in the Funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the Funds know at the time you redeem shares that you qualify for such a waiver.
The Funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by Eagle Asset Management, Inc. (the “Manager”) in the account owner relationships listed below. For purposes of determining your sales charge, discounts will be applied based upon the greater of the current account value or the total of all purchases less all redemptions.
•Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;
•Accounts opened under a single trust agreement — including those with multiple beneficiaries;
•Purchases made by a qualified retirement or employee benefit plan of a single employer; and
•Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.
Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the current day's NAV of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.
Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (LOI). You must inform your financial adviser or the Funds that you have an LOI each time you make an investment. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
SIMPLE IRA | By investing in a SIMPLE individual retirement account (“IRA”) plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.
Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:
•The Manager, its affiliates, directors, officers and employees; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the Funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts;
•Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and
•Investors who participate in self-directed investment brokerage accounts offered by financial intermediaries who have entered into a selling agreement with the Funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to its customers, so you should read any materials provided by that financial intermediary.
Eagle, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.  Any purchase for which the one-time sales concession was paid will be subject to a contingent deferred sales charge (“CDSC”) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder’s fee policy at any time at its own discretion.
More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, eagleasset.com.

Class C Shares

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not convert to any other class of shares. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.
Application of CDSC
The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.
To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
To receive a reduction or waiver in your Class C initial sales charge, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.
The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:
•To make certain distributions from retirement plans;
•Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
•Due to involuntary redemptions by a fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a fund, or other actions.
Reinstatement Privilege
If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.

Class I Shares
Class I shares are available to individual investors with a minimum investment of $1,000,000 and investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. Eagle at its discretion may waive this minimum amount.
Class R-3 and R-5 Shares
Class R-3 shares are subject to ongoing Rule 12b-1 fees of up to 0.50% of their average daily net assets. Class R-5 shares generally are available only to retirement plans that have $1,000,000 or more in plan assets. Eagle at its discretion may waive this minimum amount. Class R-3 and R-5 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts or individual 401(k) or 403(b) plans. Plan participants should contact the Plan Administrator to consider purchasing these shares.
Class R-6 Shares
Class R-6 shares generally are available only to Section 529 college savings plans or qualified retirement plans (defined contribution plans established by corporations, partnerships or sole proprietorships) that invest a minimum of $1,000,000 in plan assets in the Funds. Eagle at its discretion may waive this minimum amount. Plan participants should contact the Plan Administrator to consider purchasing these shares.
Investing in Shares
Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.
Investing in A shares and C shares | The minimum investment in A shares and C shares is:
Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

The Funds may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.
Investing in I shares | For individual investors and qualified institutions purchasing I shares for their own account, the minimum initial investment is $1,000,000. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts. A fund may waive any of these minimums at its sole discretion. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner. The Manager may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.
Investing in R-3 and R-5 shares | Class R-3 or R-5 shares are available for purchase through eligible employer sponsored retirement plans (including 401(k) plans, 403(b) plans, 457 plans and profit-sharing plans) in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-3 and R-5 shares also are generally only available to retirement plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Additional shares may be purchased through your Plan Administrator. Initial and subsequent purchase minimums are determined by your Plan Administrator.
Investing in R-6 Shares | Class R-6 shares generally are available only to Section 529 college savings plans or qualified retirement plans (defined contribution plans established by corporations, partnerships or sole proprietorships) that invest a minimum of $1,000,000 in plan assets in the Funds. Eagle at its discretion may waive this minimum amount.
Purchases may be made through Section 529 college savings plans or eligible employer-sponsored qualified retirement plans in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-6 shares also are generally only available to Section 529 college savings plans or retirement plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Class R-6 shares are not available directly to individual investors, retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs or Coverdell education savings accounts. Plan participants should contact the Plan Administrator to consider purchasing these shares.
Class R-6 shares may be purchased or redeemed only through a Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the Funds and may charge its plan participants a fee for this service.
How To Invest
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a purchase request.
Through your financial adviser | You may invest in a fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf.
By mail | You may invest in a fund by completing and signing an account application from your financial adviser, through our website, eagleasset.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000, nor postdated checks, postdated online bill pay checks, or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. Mail the application and your payment to:

Regular mail
Eagle Family of Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight delivery
Eagle Family of Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.
By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Eagle account. This method cannot be used to open a new account. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. ET.
Through our website | You can make additional purchases through our website, eagleasset.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Eagle account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution.
•From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Direct Payment Plan form to activate this service. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. The Funds reserve the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.
The intent of these plans is to encourage you to increase your account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.
By direct deposit | For A shares and C shares only, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:
U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _ _ _
     Fund Number   Account Number
The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.
By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name and share class of fund to be purchased)
(shareholder registration)
(shareholder account number)
Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
How To Sell Your Investment
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a redemption request.
A shares and C shares | You can sell (redeem) A shares and C shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to ten business days. Shares are not subject to a redemption fee.
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
You may contact your financial adviser or the Funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.
Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service.
By telephone | For certain accounts, you may sell shares from your account by telephone by calling 800.421.4184 prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application. IRAs may not be redeemed by telephone.
When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:
•Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the “In writing” section below).

In writing | You may sell shares of a fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.
Regular Mail
Eagle Family of Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery
Eagle Family of Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
A signature guarantee of each owner is required in the following situations:
•When ownership is being changed on your account;
•When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•When a change of address request has been received by the transfer agent within the last 30 days; and/or
•For redemptions in excess of $100,000 from any shareholder account, with the exception of directly traded business or omnibus accounts, to existing instructions on file.
In addition to the situations described above, the Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Through our website | For certain accounts, you may sell shares from your account through our website, eagleasset.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:
•Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once an online transaction has been placed, it cannot be canceled or modified.
Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Eagle systematic withdrawal form (available from your financial adviser, the Funds or through our website, eagleasset.com) and send that form to the transfer agent. The Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.
If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.
A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.
How To Exchange Your Shares
For shares managed by a Plan Administrator, please contact the Plan Administrator to place an exchange request.
You can exchange shares of one Eagle fund for shares of the same class of any other Eagle fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the Funds or through our website, eagleasset.com. You may exchange your shares by calling your financial adviser or the Funds if you exchange to like-titled Eagle accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.

Shares in an Eagle fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Eagle fund with no additional sales charge for the duration that the shares remain in the Eagle Family of Funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
You may be able to convert your shares to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a fund may be converted to Class A shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class. Please contact the Funds or your financial adviser for additional information.
Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Eagle fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Valuing Your Shares
The price of each fund’s shares is based on the NAV per share of each class of a fund. Each fund determines the NAV of its shares on each day the NYSE is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.
Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
Both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. The Funds may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.
Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of associates of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.
There can be no assurance, however, that a fair value price used by a fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:
•Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
•Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. A fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. A fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.
•Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
•Short-term Securities — The amortized cost method of security valuation is used by the funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.
•Futures and Options — Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
•Investment Companies and ETFs — Investments in other investment companies are valued at their reported net asset value. In addition, investments in ETFs are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
Account and Transaction Policies
Doing Business with the Funds
Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Funds in compliance with their contractual deadline.
Good order requirements | For the Funds to process a request, it must be in “good order.” Good order means that Eagle has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:
•The shareholder’s name;
•The name of the fund;
•The account number;
•The share or dollar amount to be redeemed; and
•The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the purchase request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Funds until it meets these requirements.
Account registration options | Eagle offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Eagle offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Funds or through our website, eagleasset.com.
Customer identification and verification procedures | The Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. The Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Funds to close or suspend further activity in an account.
Shares of the Funds have not been registered for sale outside of the United States. The Eagle Funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Funds.
Restrictions on orders | The Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a fund cannot determine the value of its assets or sell its holdings.
Website | Subject to availability by your financial institution, you may access your account information, including balances and transaction history, through our website, eagleasset.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.
Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request.
Redemption-in-kind | Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of a fund’s assets, we may give you securities from a fund’s portfolio instead of cash. To the extent the Funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Funds.
Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.
Abandoned accounts | Your mutual fund account may be transferred to your last known state of residence if the Funds consistently receive returned mail related to your account. The Funds will adhere to the "inactivity period" specified in your State's abandoned property laws.
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International Stock Fund may reflect price differentials because it invests significantly in foreign securities. Each fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Excessive trading or market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase the fund’s recognized gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.
The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Funds have adopted the following guidelines:
•The Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.
•The Funds may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. The Funds may consider the trading history of accounts under common ownership or control in this determination.
•All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Funds or through a financial intermediary. The Funds reserve the right to reject combined or omnibus orders in whole or in part.
•The Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.
While the Funds apply these policies, there is no guarantee that all market timing will be detected.
Disclosure of portfolio holdings | Periodically, customers of the Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Funds’ policy is included in the SAI. Portfolio information can be found on our website, eagleasset.com.
Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Funds or your financial adviser of any discrepancies.
Dividends, Capital Gain Distributions and Taxes
General | Typically, each fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. Each fund distributes dividends from its net investment income (“dividends”) to its shareholders annually, except (1) Growth & Income Fund, which distributes dividends to its shareholders quarterly and (2) Investment Grade Bond Fund, which distributes dividends to its shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts, which will be adjusted for inflation annually.
Each fund also distributes net capital gains (and, in the case of International Stock Fund, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates may change over time. Please consult a tax professional for more information.
A fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or capital gain distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the amount of the distribution check in your account, at the fund's then-current NAV, and to reinvest all subsequent distributions.
In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:
Type of transactions	Federal income tax status and rates
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (capital gains rates described above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and net gains from the disposition of investment property (such as a fund’s shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investments.
Withholding taxes | If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 28% of the distributions otherwise payable to you. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.
Tax reporting | If your account receives taxable distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines.

Each fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011. Each fund will compute the basis of fund shares using the average basis method, which is each fund’s “default method,” unless you contact the fund to select a different IRS-accepted method (such as the specific identification method) at the time of each redemption or exchange. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method. In these cases, please contact that firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the basis information provided by each fund or broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

APPENDIX C
Financial Highlights
Financial Highlights

			From investment operations			Dividends & distributions				Ratio to average net asset (%)
Fiscal periods		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From invest ment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)		Portfolio turnover rate (%) (a)	Total return (%) (a) (b)	Ending net assets (millions)
Beginning	Ending

Eagle Small Cap Stock Fund
Class A*
11/01/13	10/31/14	18.50	(0.13	0.90	0.77	—	(0.25)	(0.25)	19.02	1.34		2.24		(0.67)		51	4.17	13
12/31/12	10/31/13	14.29	(0.10	4.31	4.21	—	—	—	18.50	1.32	(e)	4.78	(e)	(0.73	)(e)	42	29.46	12
Class C*
11/01/13	10/31/14	18.38	(0.27	0.89	0.62	—	(0.25)	(0.25)	18.75	2.11		3.00		(1.44)		51	3.37	13
12/31/12	10/31/13	14.29	(0.21	4.30	4.09	—	—	—	18.38	2.08	(e)	5.54	(e)	(1.47	)(e)	42	28.62	9
Class I*
11/01/13	10/31/14	18.57	(0.06	0.91	0.85	—	(0.25)	(0.25)	19.17	0.95		1.89		(0.29)		51	4.59	7
12/31/12	10/31/13	14.29	(0.05	4.33	4.28	—	—	—	18.57	0.95	(e)	4.89	(e)	(0.35	)(e)	42	29.95	3
Class R-3*
11/01/13	10/31/14	18.46	(0.17	0.90	0.73	—	(0.25)	(0.25)	18.94	1.54		2.22		(0.91)		51	3.96	0
12/31/12	10/31/13	14.29	(0.12	4.29	4.17	—	—	—	18.46	1.52	(e)	11.76	(e)	(0.90	)(e)	42	29.18	0
Class R-5*
11/01/13	10/31/14	18.55	(0.05	0.90	0.85	—	(0.25)	(0.25)	19.15	0.95		1.89		(0.28)		51	4.60	0
12/31/12	10/31/13	14.29	(0.05	4.31	4.26	—	—	—	18.55	0.95	(e)	11.20	(e)	(0.33	)(e)	42	29.81	0
Class R-6*
11/01/13	10/31/14	18.57	(0.03	0.90	0.87	—	(0.25)	(0.25)	19.19	0.85		1.89		(0.18)		51	4.70	0
12/31/12	10/31/13	14.29	(0.03	4.31	4.28	—	—	—	18.57	0.85	(e)	11.19	(e)	(0.23	)(e)	42	29.95	0

Eagle Smaller Company Fund
Class A*
11/01/13	10/31/14	23.38	(0.09	0.87	0.78	—	(0.51)	(0.51)	23.65	1.38		1.36		(0.38)		68	3.34	18
11/01/12	10/31/13	18.93	(0.03	5.96	5.93	(0.09)	(1.39)	(1.48)	23.38	1.37		1.40		(0.13)		14	33.60	19
11/01/11	10/31/12	20.05	0.04	1.47	1.51	—	(2.63)	(2.63)	18.93	1.35		1.42		0.23		13	9.31	13
11/01/10	10/31/11	19.63	(0.05	2.23	2.18	—	(1.76)	(1.76)	20.05	1.40		1.44		(0.25)		36	11.35	12
11/01/09	10/31/10	16.54	(0.09	3.75	3.66	—	(0.57)	(0.57)	19.63	1.50		1.67		(0.46)		22	22.63	10
Class C*
11/01/13	10/31/14	22.38	(0.25	0.84	0.59	—	(0.51)	(0.51)	22.46	2.11		2.09		(1.11)		68	2.63	11
11/01/12	10/31/13	18.22	(0.18	5.73	5.55	—	(1.39)	(1.39)	22.38	2.12		2.14		(0.88)		14	32.62	11
11/01/11	10/31/12	19.52	(0.10	1.43	1.33	—	(2.63)	(2.63)	18.22	2.11		2.19		(0.54)		13	8.54	7
11/01/10	10/31/11	19.32	(0.22	2.18	1.96	—	(1.76)	(1.76)	19.52	2.28		2.21		(1.13)		36	10.31	6
11/01/09	10/31/10	16.41	(0.23	3.71	3.48	—	(0.57)	(0.57)	19.32	2.30		2.49		(1.25)		22	21.69	5
Class I*
11/01/13	10/31/14	23.86	0.02	0.91	0.93	(0.01)	(0.51)	(0.52)	24.27	0.95		1.10		0.10		68	3.93	33
11/01/12	10/31/13	19.28	0.06	6.07	6.13	(0.16)	(1.39)	(1.55)	23.86	0.95		1.16		0.27		14	34.20	106
11/01/11	10/31/12	20.31	0.12	1.49	1.61	(0.01)	(2.63)	(2.64)	19.28	0.95		1.17		0.61		13	9.74	58
11/01/10	10/31/11	19.80	0.04	2.24	2.28	(0.01)	(1.76)	(1.77)	20.31	0.95		1.19		0.20		36	11.81	61
11/01/09	10/31/10	16.59	0.02	3.77	3.79	(0.01)	(0.57)	(0.58)	19.80	0.95		1.56		0.11		22	23.39	56
Class R-3*
11/01/13	10/31/14	23.12	(0.17	0.89	0.72	—	(0.51)	(0.51)	23.33	1.70		1.77		(0.72)		68	3.11	0
11/01/12	10/31/13	18.77	(0.08	5.89	5.81	(0.07)	(1.39)	(1.46)	23.12	1.70		1.85		(0.40)		14	33.17	0

C-1

11/01/11	10/31/12	19.96	— (f)	1.44	1.44	—	(2.63)	(2.63)	18.77	1.70		1.80		0.02		13		8.95	0
11/01/10	10/31/11	19.60	(0.11)	2.23	2.12	—	(1.76)	(1.76)	19.96	1.70		1.67		(0.55)		36		11.03	0
12/28/09	10/31/10	17.86	(0.11)	1.85	1.74	—	—	—	19.60	1.71	(e)	2.68	(e)	(0.69	)(e)	22		9.74	0
Class R-5*
11/01/13	10/31/14	23.82	0.04	0.87	0.91	(0.02)	(0.51)	(0.53)	24.20	0.95		1.04		0.18		68	(g)	3.85	0
11/01/12	10/31/13	19.25	(0.02)	6.15	6.13	(0.17)	(1.39)	(1.56)	23.82	0.95		1.00		(0.11)		14		34.25	0
11/01/11	10/31/12	20.30	0.12	1.48	1.60	(0.02)	(2.63)	(2.65)	19.25	0.95		1.28		0.62		13		9.72	0
11/01/10	10/31/11	19.79	0.04	2.25	2.29	(0.02)	(1.76)	(1.78)	20.30	0.95		1.13		0.21		36		11.83	0
12/28/09	10/31/10	17.92	0.01	1.86	1.87	—	—	—	19.79	0.97	(e)	1.96	(e)	0.05	(e)	22		10.44	0
Class R-6*
11/01/13	10/31/14	23.86	0.03	0.87	0.90	(0.03)	(0.51)	(0.54)	24.22	0.85		0.94		0.13		68	(g)	3.78	25
11/01/12	10/31/13	19.28	0.01	6.14	6.15	(0.18)	(1.39)	(1.57)	23.86	0.85		0.96		0.04		14		34.33	18
11/01/11	10/31/12	20.30	0.14	1.49	1.63	(0.02)	(2.63)	(2.65)	19.28	0.85		1.15		0.72		13		9.85	0
08/15/11	10/31/11	19.44	0.01	0.85	0.86	—	—	—	20.30	0.85	(e)	1.24	(e)	0.17	(e)	36		4.42	0

(†) The ratio of expenses to average net assets includes the effects of expense offsets. If the expense offsets were excluded, the ratio would be equal to the ratio presented.
* Per share amounts have been calculated using the daily average share method.
(a) Not annualized for periods less than one year.
(b) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c) The Eagle Capital Appreciation Fund changed its subadvisor effective June 28, 2013.
(d) The Eagle Growth & Income Fund changed its subadvisor effective June 1, 2011.
(e) Annualized.
(f) Per share amount is less than $0.005.
(g) The Eagle Smaller Company Fund changed its subadvisor effective October 20, 2014.
C-2

PART B
STATEMENT OF ADDITIONAL INFORMATION
January 9, 2015

EAGLE SERIES TRUST
EAGLE SMALLER COMPANY FUND
(“Smaller Company”)
and
EAGLE SMALL CAP STOCK FUND
(“Small Cap Stock”)

880 Carillon Parkway
St. Petersburg, FL 33716

Acquired Fund will be reorganized into Acquiring Fund
Small Cap Stock	Smaller Company

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Small Cap Stock into Smaller Company (each, a “Fund” and, collectively, the “Funds”), each a series of Eagle Series Trust (“Series Trust”), whereby Small Cap Stock will transfer all of its assets to Smaller Company, and shareholders in Small Cap Stock will receive shares of Smaller Company in exchange for shares of Small Cap Stock (“Reorganization”).  This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:
1.	The combined Statement of Additional Information for the Funds dated March 1, 2014, as supplemented May 20, 2014 and September 16, 2014.
2.	The financial statements included in the Annual Report to shareholders of the Funds for the fiscal year ended October 31, 2014.
3.	The combined Annual Report to Shareholders of the Funds, which includes Small Cap Stock and Smaller Company (File Nos. 811-07470 and 033-57986), for the fiscal year ended October 31, 2014.
The Statement of Additional Information that is incorporated by reference above includes information about other funds in the Eagle Family of Funds that is not relevant to the Reorganization.  Please disregard that information.

This SAI is not a prospectus.  A combined prospectus for Series Trust, which includes Small Cap Stock and Smaller Company, dated March 1, 2014 (as supplemented September 16, 2014) (the “Prospectus”) not relating to the Reorganization may be obtained, without charge, by calling toll-free (800) 421-4184 or by writing to Eagle Family of Funds at P.O. Box 33022, St. Petersburg, Florida 33733.  These documents are also available at eagleasset.com.  This SAI should be read in conjunction with the Prospectus.
TABLE OF CONTENTS

Financial Statements	2
Pro Forma Investment Portfolio	3
Pro Forma Statement and Assets and Liabilities	4
Pro Forma Statement of Operations	4
Pro Forma Notes to Financial Statements	5
Pro Forma Financial Statements
The following tables set forth the pro forma investment portfolio as of October 31, 2014, the pro forma condensed Statement of Assets and Liabilities as of October 31, 2014, and the pro forma condensed Statement of Operations for the fiscal year ended October 31, 2014 for Small Cap Stock and Smaller Company (together, the “Pro Forma Combined Fund”), as adjusted giving effect to the Reorganization.

The pro forma investment portfolio contains information regarding the securities holdings of the Pro Forma Combined Fund as of October 31, 2014, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.  Thus, it is expected that some of Small Cap Stock’s holdings may not remain at the time of the Reorganization.  It also is expected that any Small Cap Stock holdings that are not compatible with Smaller Company’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies.  The portion of Small Cap Stock’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by Eagle Asset Management, Inc. (“Eagle”) of the compatibility of those holdings with Smaller Company’s portfolio composition and investment objective and policies at the time of the Reorganization.  The need for a Fund to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

Note:  Eagle has determined that each of the securities currently held in Small Cap Stock fit within the investment parameters of Smaller Company.  The Portfolio Managers of Smaller Company may choose, at the time of the Reorganization, to eliminate holdings currently held in Small Cap Stock rather than absorbing them into Smaller Company.  Specific securities that may be sold, and the costs associated with any such sales are not identifiable at this time.

Reorganization between Eagle Small Cap Stock Fund and Eagle Smaller Company Fund Pro Forma Investment Portfolio 10.31.2014
	Eagle Small Cap Stock	Eagle Smaller Company	Pro-forma Adjustment	Eagle Smaller Company Pro-forma	Eagle Small Cap Stock	Eagle Smaller Company	Pro-forma Adjustment	Eagle Smaller Company Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Advertising (0.5%)
MDC Partners, Inc., Class A	11,773	19,848	—	31,621	243,701	410,854	—	654,555

Aerospace/defense (3.2%)
Astronics Corp.*	3,629	6,019	—	9,648	188,019	311,844	—	499,863
HEICO Corp.	6,547	10,899	—	17,446	355,109	591,162	—	946,271
HEICO Corp., Class A	—	35,323	—	35,323	—	1,616,027	—	1,616,027
Orbital Sciences Corp.*	—	30,038	—	30,038	—	790,000	—	790,000

Apparel (2.3%)
Carter's, Inc.	—	12,958	—	12,958	—	1,012,409	—	1,012,409
Iconix Brand Group, Inc.*	9,680	16,346	—	26,026	387,297	654,003	—	1,041,300
Steven Madden Ltd.*	8,834	14,527	—	23,361	276,946	455,421	—	732,367

Auto parts & equipment (0.8%)
Gentherm, Inc.*	8,305	14,780	—	23,085	346,318	616,326	—	962,644

Banks (4.7%)
Eagle Bancorp, Inc.*	13,972	23,504	—	37,476	502,014	844,499	—	1,346,513
First Midwest Bancorp, Inc.	19,732	33,640	—	53,372	331,300	564,815	—	896,115
Signature Bank*	—	5,216	—	5,216	—	631,814	—	631,814
South State Corp.	6,877	11,631	—	18,508	414,752	701,466	—	1,116,218
Texas Capital Bancshares, Inc.*	4,368	11,702	—	16,070	267,103	715,577	—	982,680
Western Alliance Bancorporation*	10,675	18,060	—	28,735	284,169	480,757	—	764,926

Biotechnology (1.6%)
Bio-Rad Laboratories, Inc., Class A*	3,513	6,268	—	9,781	396,337	707,156	—	1,103,493
Charles River Laboratories International, Inc.*	—	14,290	—	14,290	—	902,556	—	902,556

Building materials (0.4%)
AAON, Inc.	10,228	17,955	—	28,183	200,980	352,816	—	553,796

Chemicals (2.8%)
Balchem Corp.	8,810	14,811	—	23,621	570,007	958,272	—	1,528,279
Quaker Chemical Corp.	4,362	7,262	—	11,624	358,033	596,065	—	954,098
Sensient Technologies Corp.	5,829	9,837	—	15,666	344,960	582,153	—	927,113

Commercial services (6.7%)
Gartner, Inc.*	—	3,514	—	3,514	—	283,615	—	283,615
Healthcare Services Group, Inc.	15,696	26,465	—	42,161	467,427	788,128	—	1,255,555
LifeLock, Inc.*	29,159	49,210	—	78,369	493,079	832,141	—	1,325,220
Monro Muffler Brake, Inc.	5,844	9,859	—	15,703	312,303	526,865	—	839,168
On Assignment, Inc.*	—	43,718	—	43,718	—	1,272,194	—	1,272,194
PAREXEL International Corp.*	—	23,634	—	23,634	—	1,283,562	—	1,283,562
Ritchie Bros Auctioneers, Inc.	16,997	28,792	—	45,789	414,557	702,237	—	1,116,794
The Advisory Board Co.*	5,262	8,761	—	14,023	282,411	470,203	—	752,614

Distribution/wholesale (0.8%)
Beacon Roofing Supply, Inc.*	12,708	21,632	—	34,340	351,630	598,557	—	950,187

Diversified financial services (5.2%)
Evercore Partners, Inc., Class A	7,712	13,266	—	20,978	399,250	686,781	—	1,086,031
Financial Engines, Inc.	7,867	13,097	—	20,964	313,657	522,177	—	835,834
MarketAxess Holdings, Inc.	—	7,132	—	7,132	—	461,084	—	461,084
Portfolio Recovery Associates, Inc.*	7,940	12,964	—	20,904	502,205	819,973	—	1,322,178
The NASDAQ OMX Group, Inc.	—	35,860	—	35,860	—	1,551,304	—	1,551,304
WageWorks, Inc.*	6,745	11,433	—	18,178	384,533	651,795	—	1,036,328

Electric (1.5%)
ALLETE, Inc.	5,663	29,795	—	35,458	295,835	1,556,491	—	1,852,326

Electrical components & equipment (0.9%)
Belden, Inc.	—	15,392	—	15,392	—	1,095,756	—	1,095,756

Electronics (1.9%)
Control4 Corp.*	23,684	40,301	—	63,985	367,339	625,069	—	992,408
FLIR Systems, Inc.	—	38,950	—	38,950	—	1,305,993	—	1,305,993

Engineering & construction (0.4%)
AECOM Technology Corp.*	—	1	—	1	—	32	—	32
Mistras Group, Inc.*	12,090	20,319	—	32,409	199,364	335,060	—	534,424

Food (1.9%)
J & J Snack Foods Corp.	2,556	4,269	—	6,825	263,344	439,835	—	703,179
The Chefs' Warehouse, Inc.*	10,563	17,893	—	28,456	188,761	319,748	—	508,509
TreeHouse Foods, Inc.*	4,882	8,195	—	13,077	415,800	697,968	—	1,113,768

Healthcare products (5.9%)
Cantel Medical Corp.	8,446	14,824	—	23,270	358,111	628,538	—	986,649
Cyberonics, Inc.*	6,649	11,290	—	17,939	349,073	592,725	—	941,798
Globus Medical, Inc., Class A*	21,595	36,807	—	58,402	478,761	816,011	—	1,294,772
ICU Medical, Inc.*	5,027	8,412	—	13,439	356,414	596,411	—	952,825
Integra LifeSciences Holdings Corp.*	7,612	12,883	—	20,495	389,049	658,450	—	1,047,499
Masimo Corp.*	8,163	16,123	—	24,286	206,034	406,945	—	612,979
Techne Corp.	2,592	4,241	—	6,833	236,002	386,143	—	622,145
West Pharmaceutical Services, Inc.	4,541	8,878	—	13,419	232,726	454,997	—	687,723

Healthcare services (4.2%)
Acadia Healthcare Co., Inc.*	—	5,461	—	5,461	—	338,855	—	338,855
AmSurg Corp.*	—	33,001	—	33,001	—	1,782,384	—	1,782,384
ICON PLC*	4,164	10,767	—	14,931	219,068	566,452	—	785,520
IPC The Hospitalist Co., Inc.*	6,985	13,045	—	20,030	290,995	543,455	—	834,450
MEDNAX, Inc.*	—	22,135	—	22,135	—	1,381,888	—	1,381,888

Household products/wares (0.9%)
Tumi Holdings, Inc.*	19,370	32,861	—	52,231	402,315	682,523	—	1,084,838

Housewares (0.6%)
The Toro Co.	4,508	7,479	—	11,987	278,279	461,679	—	739,958

Insurance (3.6%)
American Equity Investment Life Holding Co.	—	48,225	—	48,225	—	1,244,687	—	1,244,687
AmTrust Financial Services, Inc.	10,181	17,086	—	27,267	456,821	766,649	—	1,223,470
Assured Guaranty Ltd.	—	25,434	—	25,434	—	587,017	—	587,017
ProAssurance Corp.	8,283	4,000	—	12,283	387,479	187,120	—	574,599
Selective Insurance Group, Inc.	10,756	17,941	—	28,697	277,720	463,236	—	740,956

Internet (0.8%)
j2 Global, Inc.	6,486	11,048	—	17,534	350,828	597,586	—	948,414

Leisure time (1.2%)
Jarden Corp.*	—	22,175	—	22,175	—	1,443,371	—	1,443,371

Machinery-diversified (2.2%)
Altra Industrial Motion Corp.	—	14,739	—	14,739	—	464,573	—	464,573
Cognex Corp.*	7,527	12,596	—	20,123	297,768	498,298	—	796,066
IDEX Corp.	—	19,470	—	19,470	—	1,458,498	—	1,458,498

Media (0.7%)
John Wiley & Sons, Inc., Class A	—	14,463	—	14,463	—	844,495	—	844,495

Metal fabricate/hardware (0.6%)
RBC Bearings, Inc.	4,218	7,048	—	11,266	256,243	428,166	—	684,409

Miscellaneous manufacturing (4.7%)
Actuant Corp., Class A	7,637	12,913	—	20,550	242,016	409,213	—	651,229
AptarGroup, Inc.	—	14,470	—	14,470	—	900,613	—	900,613
Barnes Group, Inc.	—	35,599	—	35,599	—	1,301,499	—	1,301,499
CLARCOR, Inc.	7,129	12,005	—	19,134	477,358	803,855	—	1,281,213
Proto Labs, Inc.*	5,478	9,776	—	15,254	358,097	639,057	—	997,154
Raven Industries, Inc.	7,976	13,419	—	21,395	202,192	340,172	—	542,364

Oil & gas (2.8%)
Carrizo Oil & Gas, Inc.*	5,765	9,744	—	15,509	299,434	506,103	—	805,537
Emerald Oil, Inc.*	49,958	84,041	—	133,999	158,867	267,250	—	426,117
Range Resources Corp.	—	9,140	—	9,140	—	625,176	—	625,176
Rosetta Resources, Inc.*	—	22,660	—	22,660	—	861,760	—	861,760
Stone Energy Corp.*	9,572	16,347	—	25,919	234,514	400,502	—	635,016

Oil & gas services (3.8%)
CARBO Ceramics, Inc.	3,493	6,615	—	10,108	180,483	341,797	—	522,280
Dril-Quip, Inc.*	1,364	2,261	—	3,625	122,692	203,377	—	326,069
Forum Energy Technologies, Inc.*	14,189	23,829	—	38,018	387,360	650,532	—	1,037,892
Helix Energy Solutions Group, Inc.*	15,103	25,582	—	40,685	402,344	681,504	—	1,083,848
Oceaneering International, Inc.	—	24,132	—	24,132	—	1,695,756	—	1,695,756

Packaging & containers (1.4%)
Berry Plastics Group, Inc.*	18,396	31,660	—	50,056	478,664	823,793	—	1,302,457
Silgan Holdings, Inc.	—	8,616	—	8,616	—	423,563	—	423,563

Pharmaceuticals (1.6%)
Akorn, Inc.*	5,148	2,800	—	7,948	229,343	124,740	—	354,083
Prestige Brands Holdings, Inc.*	13,475	29,925	—	43,400	477,285	1,059,943	—	1,537,228

Pipelines (0.6%)
Primoris Services Corp.	8,959	15,034	—	23,993	257,302	431,776	—	689,078

Real estate (0.8%)
HFF, Inc., Class A	11,124	18,889	—	30,013	350,184	594,626	—	944,810
Real estate investment trusts (REITs) (2.8%)
American Assets Trust, Inc.	7,820	13,185	—	21,005	299,819	505,513	—	805,332
BioMed Realty Trust, Inc.	9,792	16,754	—	26,546	212,682	363,897	—	576,579
Corporate Office Properties Trust	10,830	18,851	—	29,681	296,092	515,386	—	811,478
Pebblebrook Hotel Trust	10,946	19,025	—	29,971	466,300	810,465	—	1,276,765

Retail (4.7%)
Casey's General Stores, Inc.	4,122	6,905	—	11,027	337,468	565,312	—	902,780
Del Frisco's Restaurant Group, Inc.*	17,734	29,881	—	47,615	411,783	693,837	—	1,105,620
Lumber Liquidators Holdings, Inc.*	3,715	6,305	—	10,020	199,756	339,020	—	538,776
Popeyes Louisiana Kitchen, Inc.*	5,809	29,083	—	34,892	269,247	1,347,997	—	1,617,244
Texas Roadhouse, Inc.	7,885	13,442	—	21,327	227,640	388,071	—	615,711
Vitamin Shoppe, Inc.*	7,877	13,511	—	21,388	369,668	634,071	—	1,003,739

Semiconductors (2.9%)
Diodes, Inc.*	16,093	26,888	—	42,981	415,682	694,517	—	1,110,199
Intersil Corp., Class A	—	53,965	—	53,965	—	717,195	—	717,195
Power Integrations, Inc.	7,339	12,079	—	19,418	369,592	608,299	—	977,891
Semtech Corp.*	10,656	17,793	—	28,449	270,450	451,586	—	722,036

Software (8.5%)
Bottomline Technologies de, Inc.*	13,710	39,406	—	53,116	343,984	988,697	—	1,332,681
CommVault Systems, Inc.*	10,470	17,755	—	28,225	464,240	787,257	—	1,251,497
Constant Contact, Inc.*	8,330	14,104	—	22,434	294,549	498,717	—	793,266
Monotype Imaging Holdings, Inc.	9,617	16,013	—	25,630	275,142	458,132	—	733,274
Omnicell, Inc.*	10,236	19,949	—	30,185	330,725	644,552	—	975,277
Qlik Technologies, Inc.*	17,355	29,318	—	46,673	492,014	831,165	—	1,323,179
SciQuest, Inc.*	20,162	37,333	—	57,495	300,615	556,635	—	857,250
SolarWinds, Inc.*	9,019	14,962	—	23,981	428,854	711,443	—	1,140,297
SPS Commerce, Inc.*	4,356	7,254	—	11,610	253,955	422,908	—	676,863
Tangoe, Inc.*	30,832	51,294	—	82,126	452,305	752,483	—	1,204,788

Telecommunications (3.1%)
NeuStar, Inc., Class A*	10,058	26,702	—	36,760	265,632	705,200	—	970,832
NICE-Systems Ltd., Sponsored ADR	13,448	22,730	—	36,178	547,064	924,656	—	1,471,720
Plantronics, Inc.	9,624	16,664	—	26,288	499,197	864,362	—	1,363,559

Transportation (3.2%)
Genesee & Wyoming, Inc., Class A*	—	8,475	—	8,475	—	815,295	—	815,295
Hub Group, Inc., Class A*	7,884	13,282	—	21,166	286,110	482,004	—	768,114
Landstar System, Inc.	6,196	10,625	—	16,821	458,566	786,356	—	1,244,922
Roadrunner Transportation Systems, Inc.*	18,260	31,057	—	49,317	376,339	640,085	—	1,016,424
Total common stocks (97.2%)
(Cost $90,523,094)					32,015,831	86,195,432	—	118,211,263

Total investment portfolio (97.2%)
(Cost $90,523,094)					32,015,831	86,195,432	—	118,211,263
Other assets in excess of liabilities (2.8%)					1,384,022	2,045,069		3,429,091
Net Assets (100%)					33,399,853	88,240,501		121,640,354
					—	—		—
* Non-income producing security
ADR - American depository receipt
‡ The aggregate cost and unrealized appreciation (depreciation) of investments as of October 31, 2014, as computed for federal income tax purposes, were as follows:

	Eagle Small Cap Stock	Eagle Smaller Company	Pro-forma
Aggregate cost	$29,734,024	$60,870,988	$90,605,012
Gross unrealized appreciation	$3,978,017	$25,707,936	$29,685,953
Gross unrealized depreciation	$(1,696,210)	$(383,492)	$(2,079,702)
Net unrealized appreciation	$2,281,807	$25,324,444	$27,606,251

Sector Allocation (unaudited)

Sector	Percent of net assets
Consumer, non cyclical	22.8%
Industrial	18.9%
Financial	17.1%
Technology	11.4%
Consumer, cyclical	10.4%
Energy	7.2%
Communications	5.1%
Basic materials	2.8%
Utilities	1.5%
97.2%

The accompanying notes are an integral part of these pro forma financial statements.

Statements of Assets and Liabilities - 10-31-2014	Eagle Small Cap Stock	Eagle Smaller Company	Adjustment		Eagle Smaller Company After Reorganization (pro forma)
ASSETS
Investments at value (a)	32,015,831	86,195,432			118,211,263
Cash	1,706,503	1,166,781			2,873,284
Receivable for investments sold	-	2,473,436			2,473,436
Receivable for fund shares sold	57,668	215,943			273,611
Receivable for dividends and interest	2,853	13,258			16,111
Receivable due from advisor	1,822	-			1,822
Prepaid expenses	2,848	4,463			7,311
Total assets	33,787,525	90,069,313	-		123,856,838

LIABILITIES
Payable for investments purchased	298,937	774,493			1,073,430
Payable for fund shares redeemed	27,369	958,600			985,969
Payable to the custodian	6,385	3,672			10,057
Accrued investment advisory fees	-	7,085			7,085
Accrued administrative fees	-	8,647			8,647
Accrued distribution fees	13,192	13,259			26,451
Accrued transfer agent and shareholder servicing fees	2,888	18,607			21,495
Accrued internal audit fees	689	689			1,378
Accrued trustees and officers compensation	14,287	14,287			28,574
Other accrued expenses	23,925	29,473			53,398
Total liabilities	387,672	1,828,812	-		2,216,484
NET ASSETS	33,399,853	88,240,501	-		121,640,354
Net assets consists of:
Paid in capital	30,355,968	38,563,021			68,918,989
Undistributed net investment income (loss)	-	(223,432)			(223,432)
Accumulated net realized gain	705,618	24,551,010			25,256,628
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,338,267	25,349,902			27,688,169
Net Assets	33,399,853	88,240,501	-		121,640,354

Class A:
Net assets, at market value	13,165,029	18,451,101			31,616,130
Shares of beneficial interest outstanding	692,167	780,045	(135,598)	(d)	1,336,614
Net asset value (NAV), offering and redemption price per share (b)	19.02	23.65			23.65

Class C:
Net assets, at market value	13,202,087	10,864,329			24,066,416
Shares of beneficial interest outstanding	704,041	483,648	(116,323)	(d)	1,071,366
Net asset value (NAV), offering and redemption price per share (b)	18.75	22.46			22.46

Class I:
Net assets, at market value	6,956,124	33,313,371			40,269,495
Shares of beneficial interest outstanding	362,795	1,372,861	(76,130)	(d)	1,659,526
Net asset value (NAV), offering and redemption price per share (b)	19.17	24.27			24.27

Class R-3:
Net assets, at market value	69,817	473,077			542,894
Shares of beneficial interest outstanding	3,685	20,281	(692)	(d)	23,274
Net asset value (NAV), offering and redemption price per share (b)	18.94	23.33			23.33

Class R-5:
Net assets, at market value	3,395	4,773			8,168
Shares of beneficial interest outstanding	177	197	(37)	(d)	338
Net asset value (NAV), offering and redemption price per share (b)	19.15	24.20			24.20

Class R-6:
Net assets, at market value	3,401	25,133,850			25,137,251
Shares of beneficial interest outstanding	177	1,037,944	(37)	(d)	1,038,084
Net asset value (NAV), offering and redemption price per share (b)	19.19	24.22			24.22

Class A maximum offering price (c)	$ 19.97	$ 24.83			$ 24.83
(a) Identified Cost	29,677,564	60,845,530			90,523,094
(b) NAV amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c) For all funds, the maximum offering price is computed as 100/95.25 of NAV.
(d) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

STATEMENT OF OPERATIONS - 11.01.13 to 10.31.14		Eagle Small Cap Stock	Eagle Smaller Company	Adjustment		Eagle Smaller Company After Reorganization (pro forma)

Investment income
Dividends (a)		201,200	1,495,104			1,696,304
Interest		-	-			-
	Total income	201,200	1,495,104	-		1,696,304
Expenses
Investment advisory fees		181,949	871,150			1,053,099
Administrative fees
Class A		20,266	30,617			50,883
Class C		18,077	18,235			36,312
Class I		4,728	90,553			95,281
Class R-3		42	572			614
Class R-5		3	25			28
Class R-6		3	21,664			21,667
Distribution and service fees
Class A		33,777	51,028			84,805
Class C		120,511	121,566			242,077
Class R-3		140	1,905			2,045
Transfer agent and shareholder servicing fees
Class A		11,983	27,479			39,462
Class C		12,942	13,674			26,616
Class I		4,412	170,516			174,928
Class R-3		11	1,078			1,089
Class R-5		1	38			39
Class R-6		1	2,161			2,162
Custodian fees		40,238	17,461			57,699
Professional fees		111,235	111,235	(99,331)	(b)	123,139
State qualification expenses		80,298	83,528	(37,136)	(c)	126,690
Offering costs		22,548	-			22,548
Trustees and officers compensation		64,130	64,130	(56,114)	(d)	72,146
Internal audit fees		8,965	8,102	(7,952)	(e)	9,115
Other		20,322	38,216	(3,879)	(f)	54,659
	Total expenses before adjustments	756,582	1,744,933	(204,411)		2,297,104
Less:	Fees and expenses waived	(274,019)	(195,067)	204,411	(e)	(264,675)
	Recovered fees previously waived by Manager	7	46,134			46,141
	Expense offsets	(2,383)	(5,465)			(7,848)
	Total expenses after adjustments	480,187	1,590,535	-		2,070,722
Net investment income (loss)		(278,987)	(95,431)	-		(374,418)

Realized and unrealized gain (loss) on investments
Net realized gain on investments		1,004,359	28,549,082			29,553,441
Net change in unrealized appreciation (depreciation) on		350,319	(24,095,189)
Investments and translation of assets and liabilities
denominated in foreign currencies						-
Net gain on investments		1,354,678	4,453,893	-		29,553,441
Net increase in net assets resulting from operations		1,075,691	4,358,462	-		29,179,023
(a) Net of foreign withholding taxes		1,907	5,689			7,596
(b) To adjust for change in audit fee.
(c) To restate state qulification expenses as fixed fees allocated evenly among remaining Funds.
(d) To restate trustee and officer fees as fixed fees allocated evenly among remaining Funds.
(e) To restate internal audit fees as a fixed fee allocated evenly among remaining Funds.
(e) To restate insurance fees as a fixed fee allocated evenly among remaining Funds.
(f) To recalculate waiver and recovery using the combined average net assets of the Fund and the Acquiring Fund.

Reorganization between Eagle Small Cap Stock Fund and Eagle Smaller Company Fund
Pro Forma Notes to the Financial Statements
(unaudited)  10.31.2014

NOTE 1 — General:

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of Eagle Small Cap Stock Fund (the “Fund”) to Eagle Smaller Company Fund (the “Acquiring Fund”) in exchange for their respective classes of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Fund, nor the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Fund will receive an opinion from the law firm of K&L Gates LLP to the effect that the Reorganization will be considered a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Fund.

The “Pro Forma Fund” as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because the Acquiring Fund has a larger asset size than the Fund and it has the same investment adviser, expense structure, and investment objectives, policies and restrictions as the combined fund, and the Acquiring Fund's portfolio securities are expected to be substantially similar to those of the combined fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the respective classes of shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the respective classes of shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on October 31, 2014. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective October 31, 2013 to report operations for the twelve months ended October 31, 2014.

In preparing the Acquiring Fund’s statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective annual reports dated for the fiscal year ended October 31, 2014.

NOTE 2 — Valuation:

Security valuations: The price of the Acquiring Fund’s shares is based on the NAV per share of each class of the Acquiring Fund. The Acquiring Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern time), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Acquiring Fund values securities for which market quotations are readily available at market value; however, the Acquiring Fund may adjust the market quotation price of securities traded in foreign markets to reflect events that occur between the close of those markets and the time of the determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific events occurred after the security halted trading; or
•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. market.

For most securities, both the latest transaction prices and adjustments for securities traded in foreign markets are furnished by Board approved independent pricing services. The Acquiring Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. The Acquiring Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value requires consideration of appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee (“Valuation Committee”) comprised of certain officers of the Trusts and other employees of the Manager. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for a Fund. Fair value pricing methods, the Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Acquiring Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading the Acquiring Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

Domestic exchange-traded equity securities | Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Foreign exchange-traded equity securities | If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time trading ends in a foreign market on a particular security and the Acquiring Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that the Acquiring Fund or Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, the security will be priced at fair value. The Acquiring Fund also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Acquiring Fund securities primarily traded on foreign markets may trade on days that are not business days of the Acquiring Fund. Because the NAV of the Acquiring Fund’s shares is determined only on business days of the Acquiring Fund, the value of the securities of an Acquiring Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Acquiring Fund.

Fixed income securities | Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Futures and options | Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Investment companies | Investments in other investment companies are valued at their reported NAV. In addition, investments in ETFs are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Short-term securities | The amortized cost method of security valuation is used by the Acquiring Fund (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

Accounting Policy | No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities of Subchapter M of the Internal Revenue Code of 1986, as amended.

NOTE 3 — Investment Advisory and Other Transactions:

Eagle Asset Management, Inc. (“Eagle”) is the investment adviser and shareholder servicing agent for both the Fund and the Acquiring Fund.  Eagle is both an affiliate of the Acquiring Fund and the Fund.  Eagle Fund Distributors, Inc. (“EFD”), an affiliate of Eagle, is the distributor for the Fund and the Acquiring Fund.

Certain officers of the Acquiring Fund and the Fund are also officers of Eagle and EFD.

Investment Advisory Fees

Both the Fund and the Acquiring Fund pay advisory fees to Eagle based on average daily net assets (“ANA”) at a rate of 0.60%.  If the reorganization is approved, the Acquiring Fund will continue to pay advisory fees to Eagle based on ANA at the same rate.

Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the Acquiring fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2016 as follows:

Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 – 0.85%.

NOTE 4 — Pro Forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 5 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund and Acquiring Fund through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.

PART C. OTHER INFORMATION
Item 15.                  Indemnification
Article XI, Section 2 of the Trust’s Declaration of Trust provides that:
(a)            Subject to the exceptions and limitations contained in paragraph (b) below:
(i)            every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate Portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
(ii)            the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)  No indemnification shall be provided hereunder to a Covered Person:
(i)            who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii)            in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial‑type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
(d)  Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:
(i)            such Covered Person shall have provided appropriate security for such undertaking;
(ii)           the Trust is insured against losses arising out of any such advance payments; or
(iii)          either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Paragraph 8 of the Investment Advisory Agreement provides that Eagle shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.  Any person, even though also an officer, partner, employee, or agent of Eagle, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Eagle even though paid by it.
Paragraph 9 of the Subadvisory Agreement with ClariVest Asset Management LLC provides that, in the absence of its bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Fund or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) which arise or result from the Subadviser’s bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.
Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.  The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading.  The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.
Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.  Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.
Paragraph 6 of the Transfer Agency and Fund Accounting Services Agreement provides that the Trust agrees to indemnify and hold JPMIS harmless from any liabilities that may be imposed on, incurred by or asserted against JPMIS in connection with, or arising out of, JPMIS’s performance under the Transfer Agency and Fund Accounting Services Agreement, provided that JPMIS has not acted with negligence or bad faith, or engaged in fraud or willful misconduct, in connection with the liabilities in question.  Except for any liability resulting from a third party asserting a claim against JPMIS with respect to services (arising from, or related to, the Transfer Agency and Fund Accounting Services Agreement) provided to the Trust, the Trust has agreed not to be obligated to indemnify JPMIS for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Trust’s performance under the Transfer Agency and Fund Accounting Services Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.
Item 16.                Exhibits
(1)	Amended and Restated Declaration of Trust[1]

(2)	Amended and Restated By-laws[1]

(3)	Voting Trust Agreements – (not applicable)

(4)	Form of Plan of Reorganization and Termination (filed herewith as Appendix A to the Combined Information Statement and Prospectus)

(5)	Shareholders' rights are contained in Articles III, VIII, X and XI of the Registrant’s Declaration of Trust and Articles III, V and VI of the Registrant’s By-laws

Registrant’s Declaration of Trust and Articles III, V and VI of the Registrant’s By-laws

(6)	(a)	Form of Investment Advisory Agreement between Registrant and Eagle Asset Management, Inc. (“Eagle”)[1]

	(b)	Amended Schedule A to Investment Advisory Agreement between Registrant and Eagle[5]

	(c)	Form of Subadvisory Agreement between Eagle and ClariVest Asset Management LLC[6]

	(d)	Expense Limitation Agreement between Registrant and Eagle[7]

(7)		Distribution Agreement between Registrant and Eagle Fund Distributors, Inc.[3]

(8)		Bonus, profit sharing or pension plans—none

(9)	(a)	Form of Global Custody Agreement between Registrant and J.P. Morgan Chase Bank, N. A. (“J.P. Morgan Chase”)[2]

	(b)	Amended Schedule I to Global Custody Agreement between Registrant and J.P. Morgan Chase[8]

(10)	(a)	Class A Distribution Plan[1]

	(b)	Amended Schedule A to Class A Rule 12b-1 Plan[6]

	(c)	Class C Distribution Plan[1]

	(d)	Amended Schedule A to Class C Rule 12b-1 Plan[5]

	(e)	Class I Distribution and Service Plan[1]

	(f)	Class R-3 Distribution and Service Plan[1]

	(g)	Amended Schedule A to Class R-3 Rule 12b-1 Plan[5]

	(h)	Class R-5 Distribution and Service Plan[1]

	(i)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3[3]

	(j)	Amended Appendix A to Rule 18f-3 Plan[5]

(11)		Opinion and consent of counsel[7]

(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent post-effective amendment)

(13)	(a)	Form of Transfer Agency and Fund Accounting Services Agreement between Registrant and J.P. Morgan Investor Services Co. (“JPMIS”)[2]

	(b)	Amended Schedule I to Transfer Agency and Fund Accounting Services Agreement between Registrant and JPMIS[6]

	(c)	Agency and Service Agreement between Registrant and Eagle Fund Services, Inc. (“EFS”)[4]

	(d)	Amended Schedule I to Agency and Service Agreement between Registrant and EFS[6]

	(e)	Administration Agreement between Registrant and Eagle[3]

	(f)	Amended Schedule A to Administration Agreement between Registrant and Eagle[5]

	(g)	Form of Subadministration Agreement between Eagle and JPMIS[3]

	(h)	Amended Schedule I to Subadministration Agreement between Eagle and JPMIS[6]

(14)		Consent of Independent Registered Certified Public Accounting Firm—filed herewith

(15)		Financial statements omitted from prospectus—none

(16)		Powers of Attorney—filed herewith

(17)		Other Exhibits

	(a)	Combined Prospectus for Eagle Series Trust, which includes Eagle Small Cap Stock Fund and Eagle Smaller Company Fund, dated March 1, 2014[7]

	(b)	Combined Statement of Additional Information for Eagle Series Trust, which includes Eagle Small Cap Stock Fund and Eagle Smaller Company Fund, dated March 1, 2014[7]

	(c)	Annual Report to Shareholders for the fiscal year ended October 31, 2014—filed herewith
_______________________

1	Incorporated by reference from Post-Effective Amendment No. 46 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously via EDGAR on December 23, 2008.

[2]	Incorporated by reference from Post-Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously via EDGAR on February 28, 2011.

[3]	Incorporated by reference from Post-Effective Amendment No. 57 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously via EDGAR on June 15, 2011.

[4]	Incorporated by reference from Post-Effective Amendment No. 61 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously via EDGAR on July 16, 2012.

[5]	Incorporated by reference from Post-Effective Amendment No. 68 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously via EDGAR on December 14, 2012.

[6]	Incorporated by reference from Post-Effective Amendment No. 72 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously via EDGAR on February 27, 2013.

[7]	Incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-200455, filed previously via EDGAR on November 21, 2014.

Item 17.           Undertakings
(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”) [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)         The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)          The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”), the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of St. Petersburg and the State of Florida, on the day of January 9, 2015.
EAGLE SERIES TRUST
By:	/s/ Susan Walzer
Susan L. Walzer
Principal Executive Officer
As required by the 1933 Act, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Susan Walzer Susan L. Walzer	Principal Executive Officer	January 9, 2015
/s/ James L. Pappas* James L. Pappas	Chairman of the Board	January 9, 2015
/s/ Cooper Abbott J. Cooper Abbott	Trustee	January 9, 2015
/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	January 9, 2015
/s/ Lincoln Kinnicutt* Lincoln Kinnicutt	Trustee	January 9, 2015
/s/ William J. Meurer* William J. Meurer	Trustee	January 9, 2015
/s/ Liana O’Drobinak* Liana O’Drobinak	Trustee	January 9, 2015
/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	January 9, 2015
/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer	January 9, 2015
*By: /s/ Richard J. Rossi Richard J. Rossi, Attorney-In-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99.14	Consent of Independent Registered Public Accounting Firm
EX-99.16	Powers of Attorney
EX-99.17(d)	Annual Report to Shareholders for the fiscal year ended October 31, 2014